UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

CHINA WIND SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

INFORMATION STATEMENT
OF
CHINA WIND SYSTEMS, INC.
No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, China

We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

This Information Statement is first being furnished on or about February 12, 2008 to the holders of record as of the close of business on December 26, 2007 of the common stock of China Wind Systems, Inc. (the “Company”).

Our Board of Directors has approved, and two stockholders owning 20,461,725 shares of the Company’s capital stock that are entitled to vote on these actions as of November 13, 2007, have consented in writing to the actions described below. The shares of the Company’s capital stock entitled to vote on these actions are hereinafter referred to as the “Voting Shares.” Such approval and consent constitute the approval and consent of a majority of the total number of the Voting Shares and are sufficient under the Delaware General Corporation Law and the Company’s Bylaws to approve the action. Accordingly, the action will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

ACTION BY
CONSENTING STOCKHOLDERS

GENERAL

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. These costs are estimated at $5,000. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s common and preferred stock.

The Company will only deliver one copy of this Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

China Wind Systems, Inc. c/o Mr. Jianhua Wu No. 9 Yanyu Middle Road Qianzhou Village, Huishan District, Wuxi City Jiangsu Province, China Fax: (86) 510-83380099

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of the Voting Shares is required to effect the action described herein. The Company’s Certificate of Incorporation does not authorize cumulative voting for this matter. As of November 13, 2007, the Company had 36,987,214 voting shares of common stock issued and outstanding. Thus the number of Voting Shares required to pass any stockholder resolutions that requires consent of a majority of stockholders is 18,863,479 shares. The consenting stockholders are the record and beneficial owners of 20,461,725 shares of the Company’s common stock, which represents approximately 55.33% of the total number of Voting Shares. Pursuant to Section 228(a) of the Delaware General Corporation Act, the consenting stockholders voted in favor of the actions described herein in a written consent, dated November 13, 2007. No consideration was paid for the consent. The consenting stockholders’ name, affiliation with the Company and their beneficial holdings are as follows:

Name	Affiliation	Voting Shares	Percentage

Maxworthy Limited	Stockholder	18,414,175	49.79%

Haoyang Wu	Stockholder	2,047,550	5.54%
Total		20,461,725	55.33%

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS’ RIGHT OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of November 13, 2007 with respect to the beneficial ownership of the outstanding shares of Company’s capital stock by (i) each person known by Registrant who will beneficially own five percent (5%) or more of the outstanding shares; (ii) the officers and directors of the Company; and (iii) all the aforementioned officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of November 13, 2007 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 36,987,214 common shares issued and outstanding on a fully diluted basis, as of November 13, 2007.

Name and Address Of Beneficial Owners (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Shares of Common Stock Beneficially Owned (3)	Title of Class
Jianhua Wu, Chief Executive Officer and Chairman of the Board of Directors (4)	18,414,175 (4)	49.79% (4)	Common Stock
Adam Wasserman, Chief Financial Officer (5)	0	0%	Common Stock
Lihua Tang, Director (4)	18,414,175 (4)	49,79% (4)	Common Stock
Xi Liu, Director	0	0%	Common Stock
Shike Zhu, Director	0	0%	Common Stock
Maxworthy Ltd. (4)	18,414,175 (4)	49.79% (4)	Common Stock
Yunxia Ren (6)	8,190,200	22.14%	Common Stock
Haoyang Wu	2,047,550	5.54%	Common Stock
Pacific Rim Consultants, Inc., Trustee (7)	3,089,753	8.35%	Common Stock
All officers and directors as a group (5 persons)	18,414,175	49.79%	Common Stock

(1)	Unless otherwise noted, the address for each of the named beneficial owners is: No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, PRC.

(2)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

(3)	The number of outstanding shares of common stock of China Wind Systems is based upon 36,987,214 shares outstanding as of November 13, 2007.

(4)
Mr. Jianhua Wu and Ms. Lihua Tang, husband and wife, are majority shareholders of Maxworthy Ltd., which address is: P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and Mr. Wu is also the managing director of Maxworthy. Thus, both Mr. Wu and Ms. Tang indirectly own the shares of China Wind Systems that are held by Maxworthy, through their majority ownership of Maxworthy. Thus, the number of shares reported herein as beneficially owned by Mr. Wu and Ms. Tang reflect the shares held by Maxworthy, and Mr. Wu and Ms. Tang may be deemed to have or share the right to vote or dispose of securities owned by Maxworthy.

(5)	Adam Wasserman’s address is: 1643 Royal Grove Way, Weston, Florida 33327.

(6)	Yunxia Ren’s address is: No. 25 Jin Xiu Second Village, Qianzhou Town, Huishan District, Wuxi City, Jiangsu Province, PRC.

(7)
Pacific Rim Consultants, Inc.’s address is: 2875 South Orange Avenue, Suite 500-2125, Orlando, Florida 32806-545. Pacific Rim Consultants is holding the China Wind Systems common shares as trustee on behalf of seven beneficiaries. Justin A. Wolfson is the President of Pacific Rim Consultants and has sole voting and investment control of the China Wind Systems common shares held by Pacific Rim Consultants.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

The following action was by written consent of the Board of Directors and the consenting stockholders:

ACTION 1
APPROVAL OF THE RESTATED CERTIFICATE OF INCORPORATION

Under our Certificate of Incorporation, as presently in effect, we have 75,000,000 shares of common stock authorized, par value $.00002, of which 36,987,214 shares are issued and outstanding as of the record date, and no preferred stock authorized.

On November 13, 2007, the Our Board of Directors unanimously adopted and the consenting stockholders approved a restated certificate of incorporation (the “Restated Certificate”) to increase the number of authorized shares of capital stock from 75,000,000 to 210,000,000 shares, of which (i) 150,000,000 shares shall be designated as common stock with a par value of $.001 per share, and (ii) 60,000,000 shares shall be designated as Series A Convertible Preferred Stock with a par value of $.001 per share. A Certificate of Designation was also adopted by the Board of Directors and approved by the consenting stockholders in connection therewith.

Following the filing of the Restated Certificate with the Secretary of State of the State of Delaware, the number of shares of the Company’s capital stock will be as follows:

	Common Stock Outstanding	Authorized Common Stock	Common Stock Par Value Per Share	Authorized Preferred Stock	Preferred Stock Par Value Per Shares

Pre Filing of Restated Certificate	36,987,214	75,000,000	.00002	0	n/a

Post Filing of Restated Certificate	36,987,214	150,000,000.001		60,000,000.001

Our Restated Certificate of Incorporation

On November 13, 2007 (the “Closing Date”), we entered into a securities purchase agreement (the “Purchase Agreement”) with three accredited investors (the “Investors”), pursuant to which we sold and issued $5,525,000 of 3% convertible subordinated notes (the “Notes”), which will be automatically converted into an aggregate of 14,787,135 shares of series A convertible preferred stock, par value $.001 per share (the “Series A Preferred Stock”). In turn, each share of Series A Preferred Stock is initially convertible into one (1) share of the Company’s common stock, par value $.001 per share, subject to adjustment, and (ii) common stock purchase warrants (the “Warrants”) to purchase 11,176,504 shares of common stock at $0.58 per share, 5,588,252 shares of common stock at $0.83 per share, and 2,065,000 shares at $0.92 per share. On February 1, 2008, the parties amended and restated the Purchase Agreement in the form of an Amended and Restated Securities Purchase Agreement (the “Restated Purchase Agreement”). The Restated Purchase Agreement contains the following material modifications to the Purchase Agreement:

•
Liquidated damages for failure to list on NASDAQ, AMEX, or the NYSE if we meet the listing requirements of any of these exchanges, will be payable in our Series A Convertible Preferred Stock (“Series A Preferred Stock”) or cash at the election of the Investors rather than at our election;

•
Clarification was made with respect to deliveries under the Purchase Agreement, specifically, that we are obligated to deliver a make-good note to the escrow agent, and deliver a total of 24,787,135 shares of our Series A Preferred Stock into escrow promptly after filing of our certificate of designation defining the rights, preferences and privileges of the holders of Series A Preferred Stock and the conversion of the make-good note (10,000,000 shares of which are held to back up our representation that we have no tax liabilities, and the remaining 14,787,135 shares of which are make-good shares held in escrow pending our 2007 and 2008 financial results).

•	The definition of “Exempt Issuance” was amended to include securities underlying options and warrants issued pursuant to a plan adopted by a majority of independent directors of the board.

The transactions pursuant to the Purchase Agreement and the Restated Purchase Agreement are collectively referred to as the “Financing”.

Pursuant to the terms of the Financing, our board of directors and the holders of a majority of our outstanding shares of common stock have approved the Restated Certificate. We are required, within thirty days of the Closing Date, to file an information statement with the Securities and Exchange Commission (“SEC”), and to mail the information statement to stockholders within five business days after the SEC has completed its review of the information statement, or, if the SEC does not review the information statement, within fifteen business days after the information statement is filed with the SEC. We will file the Restated Certificate promptly, but not later than twenty calendar days after the information statement is mailed to stockholders, in compliance with Rule 14c-2(b) promulgated under the Securities Exchange Act of 1934.

The following discussion is a summary of the key changes effected by the Restated Certificate, but this summary is qualified in its entirety by reference to the full text of the Restated Certificate, a form of which is included as Exhibit A to this information statement.

The Restated Certificate makes the following changes in our certificate of incorporation:

1. The Restated Certificate increases our authorized capital stock. Our certificate of incorporation presently provides for an authorized capital stock of 75,000,000 shares, all of which are shares of common stock, par value $.00002 per share. The Restated Certificate provides for an authorized capital stock of 210,000,000 shares, of which 150,000,000 shares are shares of common stock, par value $.001 per share, and 60,000,000 shares are shares of preferred stock, par value $.001 per share. Our board of directors has broad rights to set the rights, preferences, privileges, limitation and restrictions for one or more series of preferred stock, including the following:

(i) the designation of such series;

(ii) the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, whether such dividends shall be cumulative or noncumulative, and whether such dividends may be paid in shares of any class or series of capital stock or other securities of the Corporation;

(iii) whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(iv) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(v) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or series of capital stock or other securities of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustment and other terms and conditions of such conversion or exchange;

(vi) the extent, if any, to which the holders of the shares of such series shall be entitled to vote, as a class or otherwise, with respect to the election of the directors or otherwise, and the number of votes to which the holder of each share of such series shall be entitled

(vii) the restrictions, if any, on the issue or reissue of any additional shares or series of Preferred Stock; and

(viii) the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation.

2.	The Restated Certificate adds the following provision to our present certificate of incorporation:

“The terms and conditions of any rights, options and warrants approved by the Board of Directors may provide that any or all of such terms and conditions may not be waived or amended or may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Corporation (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended or may not be waived or amended absent such consent.”

The Series A Convertible Preferred Stock

Pursuant to the terms of the Financing, we agreed to create a series of preferred stock, designated as the series A convertible preferred stock (the “Series A Preferred Stock”). The Certificate of Designation for the Series A Preferred Stock provides that each share of Series A Preferred Stock is initially convertible into one share of common stock, subject to adjustment. No dividends are payable with respect to the Series A Preferred Stock. While the Series A Preferred Stock is outstanding, we may not pay dividends on or redeem shares of common stock.

Upon any voluntary or involuntary liquidation, dissolution or winding-up, the holders of the Series A Preferred Stock are entitled to a preference of $.374 per share before any distributions or payments may be made with respect to the common stock or any other class or series of capital stock which is junior to the Series A Preferred Stock upon voluntary or involuntary liquidation, dissolution or winding-up.

The foregoing discussion is a summary of the key rights, preferences and privileges of the Series A Preferred Stock, and the summary is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is attached as Exhibit A to the Restated Certificate which is included as Exhibit A to this information statement.

Reason for Amendment

Under the terms of the Financing, the Company sold and issued $5.525 million of the Notes which are convertible into Series A Preferred Stock. The Restated Certificate and the Certificate of Designation are necessary for the Company to comply with its obligations under the Purchase Agreement and to ensure that the Company will have a sufficient number of authorized but unissued shares of capital stock for issuance upon conversion of the Notes. The Company currently has approximately 38,012,786 authorized but unissued shares of Common Stock. If we are authorized to issue 150,000,000 shares of Common Stock, then we will be able to issue approximately an additional 113,012,786 shares of Common Stock. Until the Restated Certificate is effected, the Company has no preferred stock authorized.

The unissued shares of capital stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with additional financing or acquisition transactions, the issuance of shares in connection with stock splits or stock dividends and the issuance or reservation of capital stock for equity awards to employees, officers, and directors.

The Restated Certificate and the Certificate of Designation were not adopted as a result of management’s knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Information Statement, our charter and bylaws contain no provisions having an anti-takeover effect, the adoption of the Authorized Shares Amendment is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.

Effect of the Restated Certificate of Incorporation

The Restated Certificate will permit our Board of Directors to authorize the issuance of shares without the necessity and related costs and delays of either calling a special stockholders’ meeting or waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital.

Generally, the availability of additional authorized and unissued shares of common and preferred stock could make attempts to gain control of the Company or the Board of Directors more difficult, costly or time consuming and the availability of additional authorized and unissued shares might make it more difficult to remove management. For example, although the Board of Directors currently has no intention of doing so, shares of common stock or preferred stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of the Directors or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving the Company.

Limitations on the Adoption of the Restated Certificate of Incorporation

Our stock is quoted on the over-the-counter bulletin board. The over-the-counter bulletin board does not reserve the right to refuse to list or to de-list any stock which has unusual voting provisions that nullify or restrict voting. Therefore, although we currently have no plans to do so, our Board of Directors could authorize one or more series of common stock or preferred stock with unusual, or even without, voting privileges.

Section 242 of the Delaware General Corporation Law

Section 242 of the Delaware General Corporation Law permits the amendment of a corporation’s certificate of incorporation to allow for an increase or decrease of the aggregate number of authorized shares of a class, or a change of the par value, so long as the holders of at least a majority of the issued and outstanding shares of the effected class approve the action. The consenting stockholders who consented to the Restated Certificate and the Certificate of Designation hold in the aggregate a majority of the outstanding common stock entitled to vote thereon.

Effective Date

The Restated Certificate and the Certificate of Designation will become effective upon their filing with the Delaware Secretary of State. Under federal securities laws, we cannot file the Restated Certificate and the Certificate of Designation until at least 20 days after mailing this information statement.

FINANCIAL AND OTHER INFORMATION

On November 13, 2007, concurrently with our sales of the Notes to the Investors, we acquired Fulland Limited (“Fulland”), a Cayman Islands limited liability company and its wholly-owned subsidiary, Green Power Environment Technology (Shanghai) Co., Ltd. (“Green Power”), a limited liability company organized under the laws of the Peoples’ Republic of China, in a transaction which was accounted for as a reverse acquisition. Through a series of contractual relationship, Green Power operates the businesses of Huayang Dye Machine Co., Ltd. and Huayang Electricity Power Equipment Co., Ltd., both of which are Chinese limited liability companies (with Fulland and Green Power collectively referred to as the “Green Power Group”). From and after our acquisition of Fulland, our primary operations consist of the business and operations of the Green Power Group. Accordingly, under generally accepted accounting principles, the results of operations of the Green Power Group are shown as our historical financial statements.

We are providing the following financial and other information in connection with our reverse acquisition transaction with Fulland. The information can also be found in our current report on Form 8-K/A, which was filed with the SEC on February 1, 2008. You are referred to the Form 8-K/A for further information about us. You may also request a copy of our Form 8-K/A without charge by writing to Jianhua Wu, our chief executive officer, at No. 9 Yanyu Middle Road, Qianzhou Village, Huishan District, Wuxi City, Jiangsu Province, China. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http//www.sec.gov.

Selected Consolidated Financial Data

You should read the summary consolidated financial data set forth below in conjunction with “Management’s Discussion and Analysis of Financial Condition or Plan of Operations” and our predecessor’s financial statements and the related notes that follow. We derived the financial data for the fiscal years ended December 31, 2006 and 2005 and for the nine months ended September 30, 2007 and 2006, and as of September 30, 2007 and December 31, 2006 from the financial statements included in this report. The historical results are not necessarily indicative of the results to be expected for any future period.

	Nine months ended September 30,		Year ended December 31,	Year ended December 31,
	2007	2006	2006	2005
	(Unaudited)	(Unaudited)	(Audited)	(Audited)

Net Revenues	$16,589,475	$12,344,395	$18,198,810	$12,082,376
Cost of Sales	11,831,546	8,830,941	12,758,065	8,863,823

Gross Profit	4,757,929	3,513,454	5,44,745	3,218,553

Total Operating Expenses	773,981	768,956	761,367	825,244

Income from Operations	3,983,948	2,744,498	4,679,378	2,393,309
Total Other Income (Expense)	6,740,454	(5,515)	5,465	22,036

Income Before Income Taxes	10,724,402	2,738,983	4,673,913	2,371,273
Income Taxes	1,315,094	913,397	1,542,391	789,218

Net Income	$9,409,308	$1,825,586	$3,131,522	$1,582,055

	As of September 30,	As at December 31,
	2007	2006	2005
	(Unaudited)
Consolidated Balance Sheet Data:
Cash and Cash Equivalents	$600,745	$421,390	$230,179
Working Capital (Deficit)	3,496,562	(137,493)	(4,859,689)
Total Assets	22,865,264	14,249,768	13,444,629
Total Current Liabilities	4,759,451	6,077,249	8,626,687
Total Stockholders’ Equity	18,105,813	8,172,519	4,817,942

The share exchange transaction with Fulland is deemed to be a reverse acquisition, where the Company (the legal acquirer) is considered the accounting acquiree and Fulland (the legal acquiree) is considered the accounting acquirer.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion of our financial condition and results of operation for the fiscal years ended December 31, 2006 and 2005, and for the nine months ended September 30, 2007 and 2006 should be read in conjunction with the financial statements and the notes to those statements that are included above. Our discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under the Risk Factors, Cautionary Notice Regarding Forward-Looking Statements and Business sections in our Current Report on Form 8-K/A which was filed with the SEC on February 1, 2008. We use terms such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions to identify forward-looking statements.

 Overview

Prior to November 13, 2007, we were a public reporting blind pool company with no assets. On November 13, 2007, we executed and completed the transactions contemplated by the share exchange agreement with Fulland and its stockholders and Synergy Business Consulting, LLC, our principal stockholder at that time (“Synergy”). Pursuant to this agreement, simultaneously with the financing described elsewhere in this Information Statement on Schedule 13C, (i) we issued 36,577,704 shares of common stock to the former stockholders of Fulland (in exchange for their shares in Fulland) and (ii) purchased 8,006,490 shares of common stock from Synergy for $625,000 and cancelled such shares. The $625,000 payment was made from the proceeds of the financing.

Fulland conducts its business operations through its wholly-owned subsidiary, Greenpower, in PRC as a wholly owned foreign limited liability company. Greenpower, through the Huayang Companies, is engaged in the design and manufacture of dye machines, auxiliary electrical equipment and related parts or fittings and the sale of such product and relevant consulting services or post-sale services. Greenpower is also currently distributing rolled rings made by unrelated manufacturer, but is in the process of setting up its own rolled ring manufacturing facility. Greenpower operates and controls the Huayang Companies through contractual arrangements. Fulland used the contractual arrangements to acquire control of the Huayang Companies, instead of acquiring the business of Huayang Companies in order not to violate the laws of the PRC which significantly restrict a PRC company from selling its assets to a foreign entity other than for cash and otherwise impose restriction on foreign investment in PRC companies.

The acquisition of Fulland was accounted for as a reverse merger because on a post-merger basis, the former shareholders of Fulland held a majority of the outstanding common stock of the Company on a voting and fully-diluted basis. As a result of the share exchanges, Fulland was deemed to be the acquirer for accounting purposes. Accordingly, the financial statement data presented are those of Fulland (including the Huayang Companies) for all periods prior to our acquisition of Fulland on November 13, 2007, and the financial statements of the consolidated companies from the acquisition date forward.

We are not engaged in any business or operations other than pursuant to the business conducted by the Huayang Companies. As such, we are completely dependent on the contractual arrangements. As described in the financial statements included in this report, the assets and liabilities at September 30, 2007 and the results of operations for the nine months ended September 30, 2007 and 2006 and the years ended December 31, 2006 and 2005 are those of the Huayang Companies. All of those assets and operations are located in the PRC and the contractual arrangements are subject to interpretation and enforcement under the laws of the PRC. If we are unable to enforce any legal rights we may have under these contracts or otherwise, our ability to conduct our business is in jeopardy. In addition, the terms of these contracts expire in November 2016 and there are no assurances these agreements will be renewed. If the Contractual Arrangements are not renewed or are significantly modified, unless we have expanded our business and operations, of which there are no assurances, we will in all likelihood be forced to cease our operations. Further, changes in the laws of the PRC may affect our ability to conduct our business in the present manner.

Through September 30, 2007, and continuing thereafter, our revenues have been derived from two unrelated businesses - the manufacturing of dyeing and finishing equipment and the manufacture of electrical power equipment. We market products from these two segments with independent marketing groups to different customer bases. The dyeing and finishing equipment business has been our principal source of revenue and operating income, accounting for 83.3% of our revenue and 89.3% of our operating income in the nine months ended September 30, 2007, 81.8% of our revenue and 81.3% of our operating income in the year ended December 31, 2006, 96.3% of our revenue and substantially all of our operating income in the year ended December 31, 2005. Substantially all of our sales of these products are made to companies in the PRC. As a result, we are dependent upon the continued growth of the textile industry in the PRC. To the extent that growth in this industry stagnates in the PRC, whether as a result of export restrictions from countries such as the United States, who are major importers of Chinese-made textiles, or shifts in international manufacturing to countries which may have a lower cost than the PRC or overexpansion of the Chinese textile industry, we will have more difficult in selling these products in the PRC, and we may have difficulty exporting our equipment. Further, as the textile industry seeks to lower costs by purchasing equipment that uses the most technological developments to improve productivity, reduce costs and have less adverse environmental impact, if we are not able to offer products utilizing the most current technology, our ability to market our products will suffer. Although we seek to work with our customers in designing equipment to meet their anticipated needs, we cannot assure you that we will be able to develop products and enhancements that are required or desired by the industry.

In our electrical power equipment division, we manufacture specialty equipment used in the production of coal generated electricity. In 2007, we commenced the manufacturing of rolled rings as part of our electrical power equipment division. Revenues from our electrical power equipment division accounted for accounting for 16.7% of revenues and 10.7% of operating income in the nine months ended September 30, 2007, 18.2% of revenues and 18.7% of operating income in the year ended December 31, 2006, and 3.7% of revenues and no portion of operating income in the year ended December 31, 2005. During the nine months ended September 30, 2007, we began to generate revenues from the sale of rolled rings for the wind power industry. These activities accounted for 3.3% of revenues in the nine months ended September 30, 2007. Revenues from the electrical power equipment division were not significant for the nine months ended September 30, 2006. We market the electrical power equipment to operators of coal-fired electricity generation plants. Our ability to market these products is dependent upon the continued growth of coal-generated power plants and our ability to offer products that enable the operators of the power plants to produce electricity through a cleaner process than would otherwise be available at a reasonable cost. To the extent that government regulations are adopted that require the power plants to reduce or eliminate polluting discharges from power plants, our equipment would need to be designed to meet such requirements. Rolled rings, which are manufactured by this division, can be used in a number of industries. We have constructed a manufacturing facility, which is designed to manufacture rolled rings for use in windmills. Using the proceeds from our November 2007 financing, we intend to increase our capacity to manufacture components in our rolled ring operations for use in the wind power industry. Wind power accounts for an insignificant percentage of the power generated in the PRC, and our ability to market to this segment is dependent upon both the growth of the acceptance of wind power as an energy source in the PRC and the acceptance of our products. We expect the most significant cash expenditure that we will incur before we can generate significant revenues from wind power business segment is the acquisition of newly-constructed buildings and the related land use rights from Wuxi Huayuang Boiler Company, Ltd., in which we hold a 33% interest, for $11.9 million. As of September 30, 2007, we had made payments of $5.9 million, which are classified as deposits on long-term assets on the balance sheet. The remaining balance of $6.0 million is due in the first quarter of 2008.

Critical Accounting Policies and Estimates

Use of Estimates

The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported net sales and expenses during the reporting periods. On an ongoing basis, we evaluate our estimates and assumptions. We base our estimates on historical experience and on various other factors that we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Reverse Acquisition

On November 13, 2007, we acquired Fulland in a transaction in which we issued 36,577,704 shares of common stock to the former stockholders of Fulland and purchased 8,006,490 shares of common stock from our then-principal stockholder and cancelled such shares. The exchange was treated as a recapitalization that gave effect to the share exchange agreement discussed above. Under generally accepted accounting principles, our acquisition of Fulland is considered to be capital transactions in substance, rather than a business combination. That is, the acquisition is equivalent to the acquisition by Fulland of us, with the issuance of stock by Fulland for the net monetary assets of the Company. This transaction is accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the acquisition is identical to that resulting from a reverse acquisition, except that no goodwill is recorded. Under reverse takeover accounting, our historical financial statements are those of the Fulland, which is treated as the acquiring party for accounting purposes. Since Fulland and Greenpower has not been engaged in any business activities, our financial statements for periods prior to the closing of the reverse acquisition reflect only business of the Huayang Companies. The financial statements reflect the recapitalization of the stockholders’ equity as if the transactions occurred as of the beginning of the first period presented. Thus, the 36,577,704 shares of common stock issued to the former Fulland stockholders are deemed to be outstanding from December 31, 2004.

Variable Interest Entities

Pursuant to FASB Interpretation No. 46R “Consolidation of Variable Interest Entities” (“FIN 46R”), an Interpretation of Accounting Research Bulletin No. 51, we are required to include in our consolidated financial statements the financial statements of variable interest entities. FIN 46R requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss for the variable interest entity or is entitled to receive a majority of the variable interest entity’s residual returns. Variable interest entities are those entities in which we, through contractual arrangements, bear the risk of, and enjoy the rewards normally associated with ownership of the entity, and therefore we are the primary beneficiary of the entity. As a result of our contractual agreements with the Huayang Companies, we are entitled to the profits of the Huayang Companies in addition to other rights. Both of these companies are variable interest entities, and their financial statements are consolidated with ours.

Inventories

Inventories, consisting of raw materials and finished goods related to our products are stated at the lower of cost or market utilizing the weighted average method.

Property and equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using straight-line method over the estimated useful lives of the assets. The estimated useful lives of the assets are as follows:

Useful Life
Building and building improvements	20 - 40	Years
Manufacturing equipment	10 - 15	Years
Office equipment and furniture	5-8	Years
Vehicle	5	Years

The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.

Long-lived assets are reviewed periodically, or more often if circumstances dictate, to determine whether their carrying value has become impaired. We consider assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. We also re-evaluate the amortization periods to determine whether subsequent events and circumstances warrant revised estimates of useful lives.

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” we examine the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable. We recognize an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value.

Intangible assets

There is no private ownership of land in the PRC. All land in the PRC is owned by the government and cannot be sold to any individual or company. The government grants a land use right which permits the holder of the land use right to use the land for a specified period. Our land use rights were granted with a term of 50 years. Any transfer of the land use right requires government approval. We have recorded as an intangible asset the costs paid to acquire a land use right. The land use rights are amortized on the straight-line method over the term of the 50 year term of the land use right.

Purchased technological know-how includes secret formulas, manufacturing processes, technical, procedural manuals and the certificate of drugs production and is amortized using the straight-line method over the expected useful economic life of five years, which reflects the period over which those formulas, manufacturing processes, technical and procedural manuals are kept secret in accordance with the agreement between us and the selling parties.

Our Intangible assets are reviewed periodically or more often if circumstances dictate, to determine whether their carrying value has become impaired. We consider assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. We also re-evaluate the amortization periods to determine whether subsequent events and circumstances warrant revised estimates of useful lives.

Revenue recognition

Product sales are generally recognized when title to the product has transferred to customers in accordance with the terms of the sale. The Company recognizes revenues in accordance with the SEC Staff Accounting Bulletin (SAB) No. 101, “Revenue Recognition in Financial Statements” as amended by SAB No. 104 (together, “SAB 104”), and Statement of Financial Accounting Standards (SFAS) No. 48 “Revenue Recognition When Right of Return Exists.” SAB 104 states that revenues should not be recognized until it is realized or realizable and earned. In general, the Company records revenues when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectibility is reasonably assured.

We have no contractual obligation to accept returns. However, on a case by case negotiated basis, the Company may permit customers to return their products. To date, the Company has not had to accept any returns. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 48, “Revenue Recognition when the Right of Return Exists,” revenues is recorded net of an allowance for estimated returns. Such reserves are based upon management’s evaluation of historical experience and estimated costs. The amount of the reserves ultimately required could differ materially in the near term from amounts included in the consolidated financial statements.

Shipping and handling

Shipping and handling costs related to costs of goods sold are included in costs of goods sold. We install and setup equipment for our customers at their facilities.

Research and development

Research and development costs are expensed as incurred, and are included in general and administrative expenses. These costs primarily consist of cost of material used and salaries paid for the development of the Company’s products and fees paid to third parties. Our total research and development expense through September 30, 2007 has not been significant.

Income taxes

The Company is governed by the Income Tax Law of the PRC. Income taxes are accounted for under Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes,” which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. The charge for taxation is based on the results for the year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit. In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probably that taxable profit will be available against which deductible temporary differences can be utilized.

Deferred tax is calculated using tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it is related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity.

Deferred tax assets and liabilities are offset when they related to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

The Company adopted FASB Interpretation 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), as of January 1, 2007. A tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The adoption had no affect on the Company’s financial statements.

Value added tax

Enterprises or individuals who sell products, engage in repair and maintenance or import and export goods in the PRC are subject to a value added tax in accordance with Chinese laws. The value added tax standard rate is 17% of the gross sales price. A credit is available whereby VAT paid on the purchases of semi-finished products, raw materials used in the production of the Company’s finished products, and payment of freight expenses can be used to offset the VAT due on sales of the finished product. The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of goods sold (output VAT) less VAT paid on purchases made with the relevant supporting invoices (input VAT). Under the commercial practice of the PRC, the Company paid VAT and business tax based on tax invoices issued. The tax invoices may be issued subsequent to the date on which revenues are recognized, and there may be a considerable delay between the date on which the revenues are recognized and the date on which the tax invoice is issued. In the event that the PRC tax authorities dispute the date of which revenues is recognized for tax purposes, the PRC tax office has the right to assess a penalty, which can range from zero to five times the amount of the taxes that are determined to be late or deficient. In the event that a tax penalty is assessed on late or deficient payments, the penalty will be expensed as a period expense if and when a determination has been made by the taxing authorities that a penalty is due.

Recent accounting pronouncements

In September 2006, the FASB issued SFAS No. 157,“Fair Value Measurements” (SFAS 157), which provides guidance for how companies should measure fair value when required to use a fair value measurement for recognition or disclosure purposes under generally accepted accounting principle (GAAP). SFAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact, if any, the adoption of SFAS 157 will have on its financial statements.

In December 2006, FASB Staff Position No. EITF 00-19-2,“Accounting for Registration Payment Arrangements,” was issued. The FSP specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with SFAS No. 5,“Accounting for Contingencies.” The Company believes that its current accounting is consistent with the FSP. Accordingly, adoption of the FSP had no effect on its financial statements.

In June 2007, the FASB issued FASB Staff Position No. EITF 07-3, “Accounting for Nonrefundable Advance Payments for Goods or Services Received for use in Future Research and Development Activities” (“FSP EITF 07-3”), which addresses whether nonrefundable advance payments for goods or services that used or rendered for research and development activities should be expensed when the advance payment is made or when the research and development activity has been performed. The Company is currently evaluating the effect of this pronouncement on financial statements.

Results of Operations

Nine months ended September 30, 2007 and 2006

The following table sets forth the results of our operations for the periods indicated as a percentage of total net sales:

	Nine Months Ended September 30,
	2007		2006
	Dollars	Percent	Dollars	Percent
Revenues	$16,589,475	100.00%	$12,344,395	100.00%

Cost of sales	11,831,546	71.32%	8,830,941	71.54%

Gross profit	4,757,929	28.68%	3,513,454	28.46%

Selling, general and administrative expenses	773,981	4.66%	769,956	6.23%

Income from operations	3,983,948	24.01%	2,744,498	22.23%

Other income (expenses)	6,740,454	40.63%	(5,515)	(0.04)%

Income before provision for income taxes	10,724,402	64.65%	2,738,983	22.19%

Provision for income taxes	1,315,094	7.93%	913,397	7.40%

Net income	9,409,308	56.72%	1,825,586	14.79%

Other comprehensive income	523,986	3.16%	226,670	1.84%

Comprehensive income	$9,933,294	59.88%	$2,052,256	16.63%

The following table sets forth information as to the revenues, gross profit and gross margin for our two lines of business for the nine months ended September 30, 2007 and 2006.

	Nine Months Ended September 30,
	2007	2006
Dyeing and finishing equipment
Revenues	$14,487,221	$12,159,238
Cost of sales	10,259,754	8,653,159
Gross profit	4,227,467	3,506,079
Gross margin	29.18%	28.83%

Electric power equipment
Revenues	$2,102,254	$185,157
Cost of sales	1,571,792	177,782
Gross profit	530,462	7,375
Gross margin	25.23%	3.98%

Revenues. During the nine months ended September 30, 2007, we had revenues of $16,589,475, as compared to revenues from sales of $12,344,395 for the nine months ended September 30, 2006, an increase of $4,245,080 or approximately 34.4%. The overall increase in total revenues was attributable to development of our electric power equipment division from $185,157 for the nine months ended September 30, 2006 to $2,102,254 for the nine months ended September 30, 2007. This increases resulted from revenues from large orders for coker equipment and introduction of new line of products such as large-scaled wind-powered electricity engine rings that are three meters in diameter. Our revenues from dyeing and finishing equipment increased $2,327,983, or 19.1%, from $12,159,238 for the nine months ended September 30, 2006, to $14,487,221 for the nine months ended September 30, 2007. This increase in revenue resulted from our marketing efforts designed both to develop new customers and make follow-on sales to existing customers.

Cost of sales. Cost of sales for the nine months ended September 30, 2007 increased $3,000,605 or 33.98%, from $8,830,941 for the nine months ended September 30, 2006 to $11,831,546 for the nine months ended September 30, 2007. Cost of goods sold for Huayang Dye Machine was $10,259,754 for the nine months ended September 30, 2007 as compared to $8,653,159 for the nine months ended September 30, 2006, representing 70.8% and 71.2% of revenues, respectively. Cost of goods sold for Huayang Electrical Power Equipment was $1,571,792 for the nine months ended September 30, 2007 as compared to $177,782 for the nine months ended September 30, 2006, representing 74.8% and 96.0%, respectively.

Gross profit. Gross profit was $4,757,929 for the nine months ended September 30, 2007 as compared to $3,513,454 for the nine months ended September 30, 2006, representing gross margins of 28.68% and 28.46%, respectively. Gross profit for Huayang Dye Machine was $4,227,467 for the nine months ended September 30, 2007 as compared to $3,506,079 for the nine months ended September 30, 2006, representing gross margins of approximately 29.2% and 28.8%, respectively. The increase in our gross profits was immaterial and attributable to normal fluctuations. Gross profit for Huayang Electrical Power Equipment was $530,462 for the nine months ended September 30, 2007 as compared to $7,375 for the nine months ended September 30, 2006, representing gross margins of approximately 25.2% and 4.0%, respectively. The increase in our gross profits was mainly due to significant increase in electronic sales while we are focusing on this segment of our business and we are dedicated to maximizing our revenues in our wind power segment. During the nine months ended September 30, 2006, our revenues from Huayang Electrical Power Equipment was insignificant and we were not able to implement any manufacturing efficiencies.

Selling, general and administrative expenses. Selling, general and administrative expenses totaled $773,981 for the nine months ended September 30, 2007, as compared to $768,956 for the nine months ended September 30, 2006, an increase of $5,025 or approximately 0.65%.

Other income (expenses). Our other expenses consisted of financial expenses and non-operating expenses. We had other income of $6,740,454 for the nine months ended September 30, 2007 as compared to other expenses $5,515 for the nine months ended September 30, 2006, a difference of $6,745,969. Other income for the nine months ended September 30, 2007 reflects the reversal of tax accrual previously made as the result of the grant by the local tax agency to the Huayang Companies of a special tax exemption and release from any unpaid corporate income tax and value added tax liabilities and any related penalties through September 30, 2007. This waiver covered all tax reporting periods through September 30, 2007. Total tax waiver for the nine months ended September 30, 2007 is summarized as follows:

September 30, 2007
VAT tax exemption	$2,527,183
Income tax exemption	4,206,021
Others	38,238
Total	$6,771,442

Net income. As a result of the factors described above, our net income for the nine months ended September 30, 2007 was $9,409,308, or $.26 per share (basic and diluted), as compared to $1,825,586, or $.05 per share (basic and diluted) for the nine months ended September 30, 2006.

Years Ended December 31, 2006 and 2005

The following table sets forth the results of our operations for the periods indicated as a percentage of net sales:

	Years Ended December 31,
	2007		2006
	Dollars	Percent	Dollars	Percent
Revenues	$18,198,810	100.0%	$12,082,376	100.0%

Cost of sales	12,758,065	70.1%	8,863,823	73.4%

Gross profit	5,440,745	29.9%	3,218,553	26.6%

Selling, general and administrative expenses	761,367	4.2%	825,244	6.8%

Income from operations	4,679,378	25.7%	2,393,309	19.8%

Other expenses	5,465	0.0%	22,036	0.2%

Income before provision for income taxes	4,673,913	25.7%	2,371,273	19.6%

Provision for income taxes	1,542,391	8.5%	789,218	6.5%

Net income	3,131,522	17.2%	1,582,055	13.1%

Other comprehensive income Foreign currency translation adjustment	223,055	1.2%	0	0.9%

Comprehensive income	$3,354,577	18.4%	$1,582,055	14.0%

The following table sets forth information as to the revenues, gross profit and gross margin for our two lines of business for the years ended December 31, 2006 and 2005.
	Year Ended December 31,
	2006	2005
Dyeing and finishing equipment:
Revenues	$14,877,367	$11,634,985
Cost of sales	10,331,383	8,472,445
Gross profit	4,545,984	3,162,540
Gross margin	30.56%	27.18%

Electric power equipment:
Revenues	$3,321,443	$447,391
Cost of sales	2,426,682	391,378
Gross profit	894,761	56,013
Gross margin	26.94%	12.52%

Revenues. During the year ended December 31, 2006, we had revenues of $18,198,810 as compared to revenues of $12,082,376 for the year December 31, 2005, an increase of approximately 50.6%. This increase is attributable to an increase in the sale of dye machinery of $3,242,382 or 27.9% and an increase in the sale of electrical power equipment of $2,874,052 or 642.4%. During 2005, we had just commenced sales of electrical power equipment, and our revenues from that division were not significant. The increase in revenues in that division reflected our ability to market our products.

Cost of sales. Cost of sales for 2006 increased $3,894,242 or 43.9%, from $8,863,823 for the year ended December 31, 2005 to $12,758,065 for the year ended December 31, 2006. The cost of sales reflected the increases in sales in both divisions. Since the sales volume for 2006 increased significantly from 2005, we were able to improve our manufacturing efficiencies which reduced the cost of sales as a percentage of revenues for this division.

Gross profit. Gross profit was $5,440,745 for the year ended December 31, 2006 as compared to $3,218,553 for the year ended December 31, 2005, resulting in gross margins of 29.9% and 26.6% or revenues, respectively. The increase in our gross profits was mainly due to an increase in sales and manufacturing efficiencies which affected both of our divisions.

Depreciation expense. Depreciation expenses totaled $267,130 for the year ended December 31, 2006, as compared to $255,260 for the year ended December 31, 2005, an increase of approximately $11,870 or 4.7%.

Selling, general and administrative expenses. Selling, general and administrative expenses totaled $494,237 for the year ended December 31, 2006, as compared to $569,984 for the year ended December 31, 2005, a decrease of $75,747 or 13.3%. This decrease is primarily attributable to increased operating efficiencies.

Other expenses. Other expenses, representing primarily interest expense net of interest income, was not significant in either year. We had other expenses of $5,465 for the year ended December 31, 2006 as compared to $22,036 for the year ended December 31, 2005, a decrease of $16,571 or 75.2%. The decrease in other expenses is mainly due to an increase in interest income of $7,514 offset by a decrease in interest expense of $9,057 due to a decrease in borrowings.

Net income. For the reasons described above, our net income for the year ended December 31, 2006 was $3,131,522 or $.09 per share (basic and diluted) as compared to $1,582,055 or $.04 per share (basic and diluted) for the year ended December 31, 2005.

Liquidity and Capital Resources

Our working capital position increased $3,634,055 to $3,496,562 at September 30, 2007 from a working capital deficit of $137,493 at December 31, 2006. This increase in working capital is primarily attributable to an increase in accounts receivable of $2,693,879, an increase in cash of $179,355, a decrease in VAT and service taxes payable and income taxes payable of approximately $4,713,982 which related to a one-time tax exemption, and offset by a decrease in inventory of approximately $483,537, a decrease in prepaid expenses and other of approximately $70,686, an increase in short term bank loans of approximately $281,352, an increase in accounts payable of approximately $1,210,679, and an increase in accrued expense and advances from customers of approximately $1,875,936.

Net cash provided by operating activities for the nine months ended September 30, 2007 was $6,184,985 as compared to net cash used in operating activities of $699,219 for the nine months ended September 30, 2006. For the nine months ended September 30, 2007, net cash provided by operating activities was primarily attributable to our net income of $9,409,308, increases in our accounts payable, accrued expenses, VAT and service taxes payable, income taxes payable and advances from customers of $1,161,510, $22,058, $1,011,064, $957,899, and $1,830,260, respectively, and decreases in inventories and prepaid and other current assets of $426,386 and $72,686, respectively, offset by increase in accounts receivable, advances to suppliers, and non cash items of $2,538,272, $5,745,400, $127,886, and $6,040,028, respectively. For the nine months ended September 30, 2006, net cash used in operating activities was attributable primarily to increases in our accounts receivables, inventories, and advanced to suppliers of $1,717,524, $420,986, and $87,155, respectively and decreases in accounts payable, accrued expenses, and advances from customers of $189,035, $1,829,448, and $514,002, respectively, and offset by increases in our taxes payables of $1,529,183, non cash item of $706,181, and net income of $1,825,586.

Net cash used by investing activities for the nine months ended September 30, 2007 amounted to $6,286,352 was primarily attributable to increase in deposit on long-term assets and due from related parties of $5,792,030 and $486,032, respectively. Net cash used in investing activities for the nine months ended September 30, 2006 amounted to $610,645 was primarily attributable to decrease in due from related parties of $636,238.

Net cash provided financing activities was $260,561 for the nine months ended September, 30, 2007 and was consisted of proceeds from loans payable. Net cash provided financing activities was $29,454 for the nine months ended September, 30, 2006 and was attributed to repayments to loans payable of $455,209 and offset by increase in related party advances of $484,663.

We reported a net increase in cash for the nine months ended September 30, 2007 of $179,355 as compared to a net decrease in cash of $55,322 for the nine months ended September 30, 2006.

In connection with the expansion of our electrical equipment division to develop and market rolled rings and related equipment to the wind power industry, we are acquiring newly-constructed buildings and the related land use rights from Wuxi Huayuang Boiler Company, Ltd., in which we holds a 33% interest, for $11.9 million. As of September 30, 2007, we had made payments of $5.9 million, which are classified as deposits on long-term assets on the balance sheet. The remaining balance of $6.0 million is due in the first quarter of 2008.

Subsequent to September 30, 2007, we raised gross proceeds of $5,525,000 from the sale of our 3% notes in the principal amount of $5,525,000. The notes are automatically converted into an aggregate of 14,787,135 shares of Series A Preferred Stock and warrants to purchase 11,176,504 shares of common stock at $0.58 per share, 5,588,252 shares of common stock at $0.83 per share, and 2,065,000 shares of common stock at $0.92 per share upon the filing of the restated certificate of incorporation which, among other changes, creates a class of preferred stock and gives the directors the power to create one or more series of preferred stock and creates the Series A Preferred Stock.

The purchase agreement pursuant to which we issued the notes includes the following provisions.

•
We agreed to have appointed such number of independent directors that would result in a majority of its directors being independent directors, that the audit committee would be composed solely of independent directors and the compensation committee would have a majority of independent directors within 90 days after the closing, which would be February 11, 2008. Failure to meet this date will result in liquidated damages commencing February 12, 2008, until the date on which the requirement is satisfied. Thereafter, if we do not meet these requirements for a period of 60 days for an excused reason, as defined in the purchase agreement, or 75 days for a reason which is not an excused reason, this would result in the imposition of liquidated damages.

•
We agreed to have a qualified chief financial officer who may be a part-time chief financial officer until February 13, 2008. If we cannot hire a qualified chief financial officer promptly upon the resignation or termination of employment of a former chief financial officer, we may engage an accountant or accounting firm to perform the duties of the chief financial officer. In no event shall we either (i) fail to file an annual, quarter or other report in a timely manner because of the absence of a qualified chief financial officer, or (ii) not have a person who can make the statements and sign the certifications required to be filed in an annual or quarterly report under the Securities Exchange Act of 1934..

•
No later than February 11, 2008, we will have an audit committee comprised solely of not less than three independent directors and a compensation committee comprised of at least three directors, a majority of which shall be independent directors.

•
Liquidated damages for failure to comply with the preceding three covenants are computed in an amount equal to 12% per annum of the purchase price, up to a maximum of 12% of the purchase price, which is $663,000, which is payable in cash or Series A Preferred Stock, at the election of the investors.

•
We and the investors entered into a registration rights agreement pursuant to which we agreed to file, by January 12, 2008, a registration statement covering the common stock issuable upon conversion of the Series A Preferred Stock and exercise of the warrants and to have the registration statement declared effective by June 11, 2008. Our failure to have the registration statement declared effective by June 11, 2008 and other timetables provided in the registration rights agreement would result in the imposition of liquidated damages, which are payable through the issuance of additional shares of Series A Preferred Stock at the rate of 4,860 shares of Series A Preferred Stock for each day, based on the proposed registration of all of the underlying shares of common stock, with a maximum of 1,770,000 shares. The number of shares issuable per day is subject to adjustment if we cannot register all of the required shares as a result of the Securities and Exchange Commission’s interpretation of Rule 415. The registration rights agreement also provides for additional demand registration rights in the event that the investors are not able to register all of the shares in the initial registration statement.

•	The investors have a right of first refusal on future financings.

•	Until the earlier of November 13, 2011 or such time as the investors shall have sold all of the underlying shares of common stock, we are restricted from issuing convertible debt or preferred stock.

•
Until the earlier of November 13, 2010 or such time as the investors have sold 90% of the underlying shares of common stock, our debt cannot exceed twice the preceding four quarters earnings before interest, taxes, depreciation and amortization.

•
We entered into an escrow agreement pursuant to which we Company issued our 3% convertible promissory note due March 31, 2008 in the principal amount of $3,000,000. Upon the filing of the restated certificate of incorporation and the certificate of designation relating to the Series A Preferred Stock, this note will be automatically converted into 24,787,135 shares of Series A Preferred Stock. The note and the Series A Preferred Stock issuable upon conversion of the note are to be held in escrow subject to the following:

o
14,787,135 shares are held pursuant to the following provisions. If, for either the year ended December 31, 2007 or 2008, our pre-tax earnings per share are less than the target numbers, all or a portion of such shares are to be delivered to the investors. If, for either year, the pre-tax earnings are less then 50% of the target, all of the shares are to be delivered to the investors. If the shortfall is less than 50%, the number of shares to be delivered to the investors is determined on a formula basis.

o
The target number for 2007 is $0.08316 per share, and the target number for 2008 is $0.13131 per share. The per share numbers are based on all shares that are outstanding or are issuable upon exercise or conversion of all warrants or options, regardless of whether such shares would be used in computing diluted earnings per share under GAAP.

o
If we do not file our Form 10-KSB for either 2007 or 2008 within 30 days after the filing is required, after giving effect to any extension permitted by Rule 12b-25 under the Securities Exchange Act of 1934, any shares remaining in escrow shall be delivered to the Investors.

o
The remaining 10,000,000 shares of Series A Preferred Stock are to be delivered to the investors in the event that, based on our audited financial statements for 2007 or 2008 we or certain affiliated companies owe any taxes to the PRC government or any authority or taxing agency of the PRC. For each $1.00 of such tax liability, four shares of Series A Preferred Stock are to be delivered to the investors.

•
With certain exceptions, until the investors have sold all of the underlying shares of common stock, if we sells common stock or issues convertible securities with a conversion or exercise price which is less than the conversion price of the Series A Preferred Stock, the conversion price of the Series A Preferred Stock and the exercise price of the warrants is reduced to the lower price.

The warrants have a term of five years, and expire on November 13, 2012. The warrants provide a cashless exercise feature; however, the holders of the warrants may not make a cashless exercise during the twelve months commencing on November 13, 2007 in the case of the $0.58 warrants, and during the eighteen (18) period commencing on November 13, 2007 in the case of the $0.83 warrants and $0.92 warrants, and after these respective periods only if the underlying shares are not covered by an effective registration statement.

Contractual Obligations and Off-Balance Sheet Arrangements

Contractual Obligations

We have certain fixed contractual obligations and commitments that include future estimated payments. Changes in our business needs, cancellation provisions, changing interest rates, and other factors may result in actual payments differing from the estimates. We cannot provide certainty regarding the timing and amounts of payments. We have presented below a summary of the most significant assumptions used in our determination of amounts presented in the tables, in order to assist in the review of this information within the context of our consolidated financial position, results of operations, and cash flows.

At September 30, 2007, our contractual obligations consisted of $665,106, which represented bank loans that are due within one year. In addition, in connection with the expansion of our business to manufacture rolled rings, principally for the wind power industry, we entered into an agreement with a related party in which we have a 33% interest, to purchase buildings and land use rights for approximately $11.9, million, of which approximately $5.9 million has been paid the approximately $6.0 million is due during the first quarter of 2008. Since our obligations are denominated in RMB, any change in the exchange rate would affect the amount of the payment in United States dollars.

Off-balance Sheet Arrangements

We have not entered into any other financial guarantees or other commitments to guarantee the payment obligations of any third parties. We have not entered into any derivative contracts that are indexed to our shares and classified as shareholder’s equity or that are not reflected in our consolidated financial statements. Furthermore, we do not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity.

Quantitative and Qualitative Disclosures about Market Risk

We do not use derivative financial instruments in our investment portfolio and we have no foreign exchange contracts. Our financial instruments consist of cash and cash equivalents, trade accounts receivable, accounts payable and long-term obligations. We consider investments in highly liquid instruments purchased with a remaining maturity of 90 days or less at the date of purchase to be cash equivalents. However, in order to manage the foreign exchange risks, we may engage in hedging activities to manage our financial exposure related to currency exchange fluctuation. In these hedging activities, we might use fixed-price, forward, futures, financial swaps and option contracts traded in the over-the-counter markets or on exchanges, as well as long-term structured transactions when feasible.

Interest Rates. Our exposure to market risk for changes in interest rates relates primarily to our short-term investments and short-term obligations; thus, fluctuations in interest rates would not have a material impact on the fair value of these securities. At September 30, 2007, we had approximately $600,745 in cash and cash equivalents. A hypothetical 2% increase or decrease in interest rates would not have a material impact on our earnings or loss, or the fair market value or cash flows of these instruments.

Foreign Exchange Rates. All of our sales are denominated in Renminbi (“RMB”). As a result, changes in the relative values of U.S. Dollars and RMB affect our reported levels of revenues and profitability as the results are translated into U.S. Dollars for reporting purposes. In particular, fluctuations in currency exchange rates could have a significant impact on our financial stability due to a mismatch among various foreign currency-denominated sales and costs. Fluctuations in exchange rates between the U.S. dollar and RMB affect our gross and net profit margins and could result in foreign exchange and operating losses.

Our exposure to foreign exchange risk primarily relates to currency gains or losses resulting from timing differences between signing of sales contracts and settling of these contracts. Furthermore, we translate monetary assets and liabilities denominated in other currencies into RMB, the functional currency of our operating business. Our results of operations and cash flow are translated at average exchange rates during the period, and assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. Translation adjustments resulting from this process are included in accumulated other comprehensive income in our statement of shareholders’ equity. We recorded net foreign currency gains of $523,986 and $226,670 in the nine months ended September 30, 2007 and 2006, respectively. We have not used any forward contracts, currency options or borrowings to hedge our exposure to foreign currency exchange risk. We cannot predict the impact of future exchange rate fluctuations on our results of operations and may incur net foreign currency losses in the future. As our sales denominated in foreign currencies, such as RMB and Euros, continue to grow, we will consider using arrangements to hedge our exposure to foreign currency exchange risk.

Our financial statements are expressed in U.S. dollars but the functional currency of our operating subsidiary is RMB. The value of your investment in our stock will be affected by the foreign exchange rate between U.S. dollars and RMB. To the extent we hold assets denominated in U.S. dollars, including the net proceeds to us from this offering, any appreciation of the RMB against the U.S. dollar could result in a change to our statement of operations and a reduction in the value of our U.S. dollar denominated assets. On the other hand, a decline in the value of RMB against the U.S. dollar could reduce the U.S. dollar equivalent amounts of our financial results, the value of your investment in our company and the dividends we may pay in the future, if any, all of which may have a material adverse effect on the price of our stock.

FULLAND LIMITED AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

FULLAND LIMITED AND SUBSIDIAIRIES
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders
Fulland Limited and Subsidiaries
Cayman Islands

We have audited the accompanying consolidated balance sheet of Fulland Limited and Subsidiaries as of December 31, 2006 and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the years ended December 31, 2006 and 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amount and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Fulland Limited and Subsidiaries as of December 31, 2006, and the results of their operations and their cash flows for the years ended December 31, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Sherb & Co., LLP
Certified Public Accountants

Boca Raton, Florida
July 27, 2007

F-2

FULLAND LIMITED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
December 31, 2006

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$421,390
Accounts receivable, net of allowance for doubtful accounts of $217,960	2,344,005
Inventories, net of reserve for obsolete inventory of $308,118	1,529,378
Advances to suppliers	1,556,554
Prepaid expenses and other	88,429

Total Current Assets	5,939,756

PROPERTY AND EQUIPMENT - Net	6,678,629

OTHER ASSETS:
Intangible assets, net of accumulated amortization	480,490
Investments in cost and equity method investees	95,939
Due from related parties	1,054,954

Total Assets	$14,249,768

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Loan payable	$383,754
Accounts payable	619,966
Accrued expenses	142,773
VAT and service taxes payable	1,840,995
Advances from customers	179,698
Income taxes payable	2,910,063

Total Current Liabilities	6,077,249

STOCKHOLDERS' EQUITY:
Common stock ($1.00 par value; 50,000 shares authorized, 50,000 shares issued and outstanding)	50,000
Additional paid-in capital	1,723,970
Retained earnings	6,067,001
Other comprehensive gain - cumulative foreign currency translation adjustment	331,548

Total Stockholders' Equity	8,172,519

Total Liabilities and Stockholders' Equity	$14,249,768

See notes to consolidated financial statements

F-3

FULLAND LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended
	December 31,
	2006	2005

NET REVENUES	$18,198,810	$12,082,376

COST OF SALES	12,758,065	8,863,823

GROSS PROFIT	5,440,745	3,218,553

OPERATING EXPENSES:
Depreciation expense	267,130	255,260
Selling, general and administrative	494,237	569,984

Total Operating Expenses	761,367	825,244

INCOME FROM OPERATIONS	4,679,378	2,393,309

OTHER INCOME (EXPENSE):
Interest income	8,141	627
Interest expense	(13,606)	(22,663)

Total Other Income (Expense)	(5,465)	(22,036)

INCOME BEFORE INCOME TAXES	4,673,913	2,371,273

INCOME TAXES	1,542,391	789,218

NET INCOME	$3,131,522	$1,582,055

COMPREHENSIVE INCOME:
NET INCOME	$3,131,522	$1,582,055

OTHER COMPREHENSIVE INCOME:
Unrealized foreign currency translation gain	223,055	108,493

COMPREHENSIVE INCOME	$3,354,577	$1,690,548

See notes to consolidated financial statements

F-4

FULLAND LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS'' EQUITY
For the Years Ended December 31, 2006 and 2005

	Capital Stock $1.00 Par Value		Additional		Other	Total
	Number of		Paid-in	Retained	Comprehensive	Stockholders'
	Shares	Amount	Capital	Earnings	Income	Equity

Balance, December 31, 2004	50,000	$50,000	$1,723,970	$1,353,424	$-	$3,127,394

Comprehensive income:
Net income for the year	-	-	-	1,582,055	-	1,582,055

Foreign currency translation adjustment	-	-	-	-	108,493	108,493

Total comprehensive income	-	-	-	-	-	1,690,548

Balance, December 31, 2005	50,000	50,000	1,723,970	2,935,479	108,493	4,817,942

Comprehensive income:
Net income for the year	-	-	-	3,131,522	-	3,131,522

Foreign currency translation adjustment	-	-	-	-	223,055	223,055

Total comprehensive income	-	-	-	-	-	3,354,577

Balance, December 31, 2006	50,000	$50,000	$1,723,970	$6,067,001	$331,548	$8,172,519

See notes to consolidated financial statements

F-5

FULLAND LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended
	December 31,
	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,131,522	$1,582,055
Adjustments to reconcile net income from operations to net cash provided by operating activities:
Depreciation and amortization	569,541	376,551
Increase in allowance for doubtful accounts	65,949	143,541
Increase in reserve for inventory obsolescence
Changes in assets and liabilities:
Accounts receivable	572,128	(697,774)
Inventories	(1,053,552)	874,381
Prepaid and other current assets	(59,731)	59,233
Advanced to suppliers	(1,326,587)	(73,809)
Accounts payable	(552,010)	(187,399)
Accrued expenses	(2,505,993)	(1,558,716)
VAT and service taxes payable	949,200	682,349
Income taxes payable	1,560,971	728,983
Advances from customers	(816,728)	(566,283)

NET CASH PROVIDED BY OPERATING ACTIVITIES	534,710	1,363,112

CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease (increase) in due from related parties	1,149,001	(51,236)
Investments in cost-method investees	(25,057)	(60,951)
Purchase of property and equipment	(69,321)	(2,335,499)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	1,054,623	(2,447,686)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of loans payable	(81,434)	(182,853)
Proceeds from related party advances	-	1,109,311
Repayments of related party advances	(1,328,006)	-

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(1,409,440)	926,458

EFFECT OF EXCHANGE RATE ON CASH	11,318	7,506

NET INCREASE (DECREASE) IN CASH	191,211	(150,610)

CASH - beginning of year	230,179	380,789

CASH - end of year	$421,390	$230,179

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$13,606	$22,663
Income taxes	$-	$-

See notes to combined financial statements.

F-6

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Fulland Limited (“Fulland” or the “Company”) was established on May 9, 2007, under the laws of the Cayman Islands. The majority shareholders of Fulland are Chinese citizens who own 100% of Wuxi Huayang Dyeing Machinery Co., Ltd. and Wuxi Huayang Electrical Equipment Co., Ltd. (the “Huayang Companies”) which are limited liability companies and were formed under laws of the People’s Republic of China (“PRC”). Fulland was established as a “special purpose vehicle” for foreign fund raising for the Huayang Companies. China State Administration of Foreign Exchange (“SAFE”) requires the owners of any Chinese companies to obtain SAFE’s approval before establishing any offshore holding company structure for foreign financing as well as subsequent acquisition matter under the “Circular 106” in PRC. On October 11, 2007, Fulland was approved by local Chinese SAFE as a “special purpose vehicle” offshore company.

On September 29, 2007, Fulland established a 100% owned subsidiary, Greenpower Environmental Technology (Shanghai) Co. Ltd. (“Greenpower”), in PRC as a wholly owned foreign limited liability company. Greenpower is engaged in the design and manufacture of ring work steel pieces, sewage-treatment equipment and related parts or fittings and the sale of such product and relevant consulting services or post-sale services.

 On October 12, 2007, Greenpower entered a series of contractual arrangements (the “Contractual Arrangements”) with the Huayang Companies and its shareholders in which Greenpower takes over management of business activities of the Huayang Companies and holds a 100% variable interest in the Huayang Companies. The Contractual Arrangements are comprised of a series of agreements, including a Consulting Services Agreement and an Operating Agreement, through which Greenpower has the right to advise, consult, manage and operate each of Huayang Companies, and collect and own all of their respective net profits. Additionally, the Huayang Companies Shareholders have granted their voting rights over the Huayang Companies to Greenpower. In order to further reinforce Greenpower’s rights to control and operate the Huayang Companies, the Huayang Companies and its shareholders have granted Greenpower, the exclusive right and option to acquire all of their equity interests in the Huayang Companies or, alternatively, all of the assets of the Huayang Companies. Further Huayang Companies Shareholders have pledged all of their rights, titles and interests in the Huayang Companies to Greenpower. As both companies are under common control, this has been accounted for as a reorganization of entities and the financial statements have been prepared as if the reorganization had occurred retroactively. The Company consolidates the Huayang Companies results, assets and liabilities in its financial statements.

Through Greenpower, Fulland operates and controls the Huayang Companies through the Contractual Arrangements. The reasons that Fulland used the contractual arrangements to acquire control of the Huayang Companies, instead of using a complete acquisition of the Huayang Companies assets or equity to make the Huayang Companies a wholly-owned subsidiary of Fulland, are that (i) new PRC laws governing share exchanges with foreign entities, which became effective on September 8, 2006, make the consequences of such acquisitions uncertain and (ii) other than by share exchange, PRC law requires the Huayang Companies be acquired for cash and Fulland was not able to raise sufficient funds to pay the full appraised value for the Huayang Companies assets or shares as required under PRC law.

F-7

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Organization (continued)

Wuxi Huayang Dyeing Machinery Co., Ltd.

Wuxi Huayang Dyeing Machinery Co., Ltd. (“Dyeing”) is a Chinese limited liability company and was formed under laws of the People’s Republic of China on August 17, 1995. Dyeing produces a variety of high and low temperature dyeing and finishing machinery.

Wuxi Huayang Electrical Equipment Co., Ltd.

Wuxi Huayang Electrical Equipment Co., Ltd. (“Electric”) a Chinese limited liability company and was formed under laws of the People’s Republic of China on May 21, 2004. Electric is a manufacturer of electric power auxiliary apparatuses (including coking equipment) and a provider of relevant engineering services. Electric equipment products mainly include various auxiliary equipment of power stations, chemical equipment, dust removal and environmental protection equipment, and metallurgy non- standard equipment.

Basis of presentation

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). The consolidated financial statements of Dyeing and Electric (collectively refer to as “the Company”) are consolidated because each company is owned beneficially by identical stockholders. All significant intercompany accounts and transactions have been eliminated in the combination.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates. Significant estimates in 2006 and 2005 include the allowance for doubtful accounts, the allowance for obsolete inventory, the useful life of property and equipment and intangible assets, and accruals for taxes due.

Fair value of financial instruments

The carrying amounts reported in the balance sheet for cash, accounts receivable, loans payable, accounts payable and accrued expenses, customer advances, and amounts due from related parties approximate their fair market value based on the short-term maturity of these instruments.

Cash and cash equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

F-8

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounts receivable

The Company has a policy of reserving for uncollectible accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable. The Company periodically reviews its accounts receivable to determine whether an allowance is necessary based on an analysis of past due accounts and other factors that may indicate that the realization of an account may be in doubt. Account balances deemed to be uncollectible are charged to the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. At December 31, 2006, the Company has established, based on a review of its outstanding balances, an allowance for doubtful accounts in the amount of $217,960.

Inventories

Inventories, consisting of raw materials and finished goods related to the Company’s products are stated at the lower of cost or market utilizing the weighted average method. An allowance is established when management determines that certain inventories may not be saleable. If inventory costs exceed expected market value due to obsolescence or quantities in excess of expected demand, the Company will record reserves for the difference between the cost and the market value. These reserves are recorded based on estimates. The Company recorded an inventory reserve of $308,118 at December 31, 2006.

Property and equipment

Property and equipment are carried at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

Investment in non-marketable equity securities

Certain securities that the Company may invest in can be determined to be non-marketable. Non-marketable securities where the Company owns less than 20% of the investee are accounted for at cost pursuant to APB No. 18, “The Equity Method of Accounting for Investments in Common Stock” (“APB 18”). At December 31, 2006, the Company has a 5% membership interest in Wuxi Huayang Yingran Machinery Co. Ltd. (“Yingran”) amounting to $31,980 which is reflected on the accompanying consolidated balance sheet as investments in cost and equity method investees.

The Company has a 33% member interest in Wuxi Huayang Boiler Company, Ltd. (“Boiler”) that it exerts significant influence over its operations, but does not control. Accordingly, the Company is applying the equity method of accounting for this investment. At December 31, 2006, the Company’s investment in Boiler amounted to $63,959 which is reflected on the accompanying consolidated balance sheet as investments in cost and equity method investees.

The Company monitors its investment in non-marketable securities and will recognize, if ever existing, a loss in value which is deemed to be other than temporary.

F-9

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impairment of long-lived assets

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," The Company periodically reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company did not consider it necessary to record any impairment charges during the year ended December 31, 2006 and 2005.

Advances from customers

Advances from customers at December 31, 2006 of $179,698 consist of prepayments from third party customers to the Company for merchandise that had not yet shipped. The Company will recognize the deposits as revenue as customers take delivery of the goods, in compliance with its revenue recognition policy.

Income taxes

The Company is governed by the Income Tax Law of the People’s Republic of China and the United States. Income taxes are accounted for under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

Revenue recognition

Product sales

Product sales are generally recognized when title to the product has transferred to customers in accordance with the terms of the sale. The Company recognizes revenue in accordance with the Securities and Exchange Commission’s (SEC) Staff Accounting Bulletin (SAB) No. 101, “Revenue Recognition in Financial Statements” as amended by SAB No. 104 (together, “SAB 104”), and Statement of Financial Accounting Standards (SFAS) No. 48 “Revenue Recognition When Right of Return Exists.” SAB 104 states that revenue should not be recognized until it is realized or realizable and earned. In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectibility is reasonably assured.

SFAS No. 48 states that revenue from sales transactions where the buyer has the right to return the product shall be recognized at the time of sale only if the seller’s price to the buyer is substantially fixed or determinable at the date of sale, the buyer has paid the seller, or the buyer is obligated to pay the seller and the obligation is not contingent on resale of the product, the buyer’s obligation to the seller would not be changed in the event of theft or physical destruction or damage of the product, the buyer acquiring the product for resale has economic substance apart from that provided by the seller, the seller does not have significant obligations for future performance to directly bring about resale of the product by the buyer, and the amount of future returns can be reasonably estimated.

F-10

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition (continued)

The Company accounts for sales returns in accordance with Statements of Financial Accounting Standards (SFAS) No. 48, Revenue Recognition When Right of Return Exists, by establishing an accrual in an amount equal to its estimate of sales recorded for which the related products are expected to be returned. The Company determines the estimate of the sales return accrual primarily based on historical experience regarding sales return, but also by considering other factors that could impact sales returns. These factors include levels of inventory in the distribution channel, estimated shelf life, product discontinuances, price changes of competitive products, introductions of generic products and introductions of competitive new products.

Concentrations of credit risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. Substantially all of the Company’s cash is maintained with state-owned banks within the People’s Republic of China of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts. A significant portion of the Company's sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, concentrations of credit risk with respect to trade accounts receivables is limited due to generally short payment terms. The Company also performs ongoing credit evaluations of its customers to help further reduce credit risk.

Shipping costs

Shipping costs are included in cost of sales and totaled $67,918 and $58,140 for the years ended December 31, 2006 and 2005, respectively.

Advertising

Advertising is expensed as incurred. Advertising expenses amounted to $81,888 and $683 for the years ended December 31, 2006 and 2005, respectively.

Foreign currency translation

The reporting currency is the U.S. dollar. The functional currency of the Company is the local currency, the Chinese Renminbi (“RMB”). The financial statements of the Company are translated into United States dollars using year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income. The cumulative translation adjustment and effect of exchange rate changes on cash at December 31, 2006 was $11,318.

F-11

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Research and development

Research and development costs are expensed as incurred. For the years ended December 31, 2006 and 2005, research and development costs were not material.

Accumulated other comprehensive income

Accumulated other comprehensive income consisted of unrealized gains on currency translation adjustments from the translation of financial statements from Chinese RMB to US dollars. For the years ended December 31, 2006 and 2005, accumulated other comprehensive income was $223,055 and $108,493, respectively.

Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“SFAS 109”). The interpretation clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statements in accordance with SFAS 109, “Accounting for Income Taxes.” It prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact, if any, of FIN 48 on its financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (SFAS 157), which provides guidance for how companies should measure fair value when required to use a fair value measurement for recognition or disclosure purposes under generally accepted accounting principle (GAAP). SFAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact, if any, the adoption of SFAS 157 will have on its financial statements.

In December 2006, FASB Staff Position No. EITF 00-19-2, “Accounting for Registration Payment Arrangements,” was issued. The FSP specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with SFAS No. 5, “Accounting for Contingencies.” The Company believes that its current accounting is consistent with the FSP. Accordingly, adoption of the FSP had no effect on its financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115”, under which entities will now be permitted to measure many financial instruments and certain other assets and liabilities at fair value on an instrument-by-instrument basis. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS 157. The Company is currently assessing the impact, if any, the adoption of SFAS 159 will have on its financial statements.

F-12

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 2 - INVENTORIES

At December 31, 2006, inventories consisted of the following:

Raw materials	$1,837,496

Less: Reserve for obsolete inventory	(308,118)
$1,529,378

NOTE 3 - PROPERTY AND EQUIPMENT

At December 31, 2006, property and equipment consist of the following:

	Useful Life
Office equipment and furniture	5-8 Years	$67,882
Manufacturing equipment	10 – 15 Years	3,285,340
Vehicles		58,880
Building and building improvements	20 – 40 Years	5,266,714
		8,678,816
Less: accumulated depreciation		(2,000,187)

		$6,678,629

For the year ended December 31, 2006 and 2005, depreciation expense amounted to $559,528 and $366,809, respectively.

NOTE 4 – INTANGIBLE ASSETS

The Company has land use rights pursuant to an agreement with the Chinese government. The land use rights are valued at a fixed amount RMB 3,995,995, fluctuated by the exchange rate. At December 31, 2006, the land use rights are valued at $511,160. Under the terms of the agreement, the Company has rights to use certain land until October 30, 2053. The Company amortizes these land use rights over the contract period beginning November 1, 2003. For the years ended December 31, 2006 and 2005, amortization expense amounted to $10,013 and $9.742, respectively.

		2007
Land Use Rights	Estimated Life 50 year	$511,160
Less: Accumulated Amortization		(30,670)
		$480,490

Amortization expense attributable to future periods is as follows:

Year ending December 31:
2007	$10,223
2008	10,223
2009	10,223
2010	10,223
Thereafter	439,598
$480,490

F-13

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 5 – LOAN PAYABLE

At December 31, 2006, the Company had a loan with a bank in the amount of $383,754. The loan bears interest at 5.82% per annum and was repaid due on June 19, 2007.

NOTE 6 – RELATED PARTY TRANSACTIONS

Due from related parties

From time to time, The Company advanced funds to companies partially owned by the Company for working capital purposes. These advances are non interest bearing, unsecured and payable on demand. At December 31, 2006, the Company had a receivable from affiliated entities partially owned by the Company of $177,059. Through monthly payments, the Company intends on prepay these advances. At December 31, 2006, due from related parties was due from the following;

Name	Relationship	Amount
Yingran	Cost method investee	$123,456
Boiler	Equity method investee and common ownership	53,613

		$177,069

An officer/owner of the Company has two bank accounts in her name that have been assigned to the Company and are being used by the Company in its operations. At December 31, 2006, the balance in this bank account amounted to $877,895 and has been reflected as due from related parties on the accompanying consolidated balance sheet.

Due to related parties

The chief executive officer of the Company and his spouse, from time to time, provided advances to the Company for operating expenses. During fiscal 2006, the Company repaid $1,328,006 of these advances. At December 31, 2006, the Company had a payable to the chief executive officer and his spouse amounting to $0. These advances are short-term in nature and non-interest bearing.

F-14

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 6 – INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, ‘‘Accounting for Income Taxes’’ (‘‘SFAS 109’’). SFAS 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards. SFAS 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Realization of deferred tax assets is dependent upon future earnings, if any, of which the timing and amount are uncertain.

The operations of the Company are in China and are governed by the Income Tax Law of the People's Republic of China and local income tax laws (the "PRC Income Tax Law"). Pursuant to the PRC Income Tax Law, the Company is subject to tax at a statutory rate of 33% (30% state income tax plus 3% local income tax).

Business Tax and Value Added Tax

The Company is subject to value added tax (“VAT”) for manufacturing products and business tax for services provided. The applicable VAT tax rate is 17% for products sold in the PRC, and the business tax rate is 5% for services provided in PRC. The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of goods sold (output VAT) less VAT paid on purchases made with the relevant supporting invoices (input VAT). Under the commercial practice of the PRC, the Company paid value added taxes (“VAT”) and business tax based on tax invoices issued. The tax invoices may be issued subsequent to the date on which revenue is recognized, and there may be a considerable delay between the date on which the revenue is recognized and the date on which the tax invoice is issued. In the event that the PRC tax authorities dispute the date of which revenue is recognized for tax purposes, the PRC tax office has the right to assess a penalty, which can range from zero to five times the amount of the taxes which are determined to be late or deficient. According to the PRC tax laws, any potential tax penalty payable on late or deficient payments of this tax could be between zero and five times the amount of the late or deficient tax payable, and will be expensed as a period expense if and when a determination has been made by the taxing authorities that a penalty is due. At December 31, 2006, the Company has accrued $1,840,995 of value-added and service taxes.

F-15

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 7 - SEGMENT INFORMATION

The following information is presented in accordance with SFAS No. 131, Disclosure about Segments of an Enterprise and Related Information. In the year ended December 31, 2006 and 2005, the Company operated in two reportable business segments - (1) the manufacture and distribution of pharmaceutical products and (2) the retailing of traditional and Chinese medicines and supplies through ten drug stores located in Beijing China and other ancillary revenues generated from retail location such as advertising income, rental income, and examination income. The Company's reportable segments are strategic business units that offer different products. They are managed separately based on the fundamental differences in their operations.

Information with respect to these reportable business segments for the year ended December 31, 2006 and 2005 is as follows:

2006	Manufacture of Dyeing & Finishing Equipment	Manufacture of Electrical Equipment	Total

Net Revenues	$14,877,367	$3,321,443	$18,198,810

Cost of Sales (excluding depreciation)	10,242,976	2,212,678	12,455,654
Operating expenses (excluding depreciation and amortization)	479,943	14,294	494,237
Depreciation and Amortization	351,948	217,593	569,541
Interest Income	7,904	237	8,141
Interest Expense	13,536	70	13,606
Income Tax Expense	1,252,962	289,429	1,542,391

Net Income	$2,543,906	$587,616	$3,131,522

2005

Net Revenues	$11,634,984	$447,392	$12,082,376

Cost of Sales (excluding depreciation)	8,379,388	363,144	8,742,532
Operating expenses (excluding depreciation and amortization)	509,308	60,676	569,984
Depreciation and Amortization	332,212	44,339	376,551
Interest Income	157	470	627
Interest Expense	22,663	-	22,663
Income Tax Expense	789,218	-	789,218

Net Income (Loss)	$1,602,352	$(20,297)	$1,582,055

Asset information by reportable segment is not reported to or reviewed by the chief operating decision maker and, therefore, the Company has not disclosed asset information for each reportable segment. All of the Company’s assets are located in China.

F-16

FULLAND LIMITED AND SUBSIDIAIRIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005

NOTE 8 – OPERATING RISK

(a) Country risk

Currently, the Company’s revenues are primarily derived from the sale of machinery to customers in the Peoples Republic of China (PRC). The Company hopes to expand its operations to countries outside the PRC, however, such expansion has not been commenced and there are no assurances that the Company will be able to achieve such an expansion successfully. Therefore, a downturn or stagnation in the economic environment of the PRC could have a material adverse effect on the Company’s financial condition.

(b) Products risk

In addition to competing with other manufacturers of machinery, the Company competes with larger Chinese companies who may have greater funds available for expansion, marketing, research and development and the ability to attract more qualified personnel. These Chinese companies may be able to offer products at a lower price. There can be no assurance that the Company will remain competitive should this occur.

(c) Political risk

Currently, PRC is in a period of growth and is openly promoting business development in order to bring more business into PRC. Additionally PRC allows a Chinese corporation to be owned by a United States corporation. If the laws or regulations are changed by the PRC government, the Company's ability to operate the PRC subsidiaries could be affected.

F-17

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
INDEX TO UNAUDITED CONSOLDIATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

CONTENTS

Consolidated Financial Statements:

Consolidated Balance Sheet - As of September 30, 2007 (Unaudited)	F-2

Consolidated Statements of Operations -
For the Three and Nine Months Ended September 30, 2007 and 2006
(Unaudited)	F-3

Consolidated Statements of Cash Flows -
For the Nine Months Ended September 30, 2007 and 2006 (Unaudited)	F-4

Notes to Unaudited Consolidated Financial Statements	F-5 to F-18

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
September 30, 2007
(Unaudited)

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$600,745
Accounts receivable, net of allowance for doubtful accounts of $413,385	4,842,458
Inventories, net of reserve for obsolete inventory of $267,939	1,045,841
Advances to suppliers	1,749,226
Prepaid expenses and other	17,743

Total Current Assets	8,256,013

PROPERTY AND EQUIPMENT - Net	6,510,616

OTHER ASSETS:
Deposit on long-term assets	5,913,886
Intangible assets, net of accumulated amortization	491,686
Investments in cost and equity method investees	99,766
Due from related parties	1,593,297

Total Assets	$22,865,264

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Loan payable	$665,106
Accounts payable	1,830,645
Accrued expenses	170,990
VAT and service taxes payable	14,666
Advances from customers	2,055,634
Income taxes payable	22,410

Total Current Liabilities	4,759,451

STOCKHOLDERS' EQUITY:
Common stock ($0.001 par value; 75,000,000 shares authorized;
36,577,704 shares issued and outstanding)	36,578
Additional paid-in capital	1,737,392
Retained earnings	15,476,309
Other comprehensive gain - cumulative foreign currency translation adjustment	855,534

Total Stockholders' Equity	18,105,813

Total Liabilities and Stockholders' Equity	$22,865,264

See notes to unaudited consolidated financial statements

CONSOLIDATED STATEMENTS OF OPERATIONS
CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

NET REVENUES	$8,000,293	$5,868,385	$16,589,475	$12,344,395

COST OF SALES	5,633,977	3,994,955	11,831,546	8,830,941

GROSS PROFIT	2,366,316	1,873,430	4,757,929	3,513,454

OPERATING EXPENSES:
Depreciation and amortization expense	68,607	91,224	207,875	223,432
Selling, general and administrative	223,164	322,829	566,106	545,524

Total Operating Expenses	291,771	414,053	773,981	768,956

INCOME FROM OPERATIONS	2,074,545	1,459,377	3,983,948	2,744,498

OTHER INCOME (EXPENSE):
Interest income	91	3,347	372	7,959
Interest expense	(9,946)	(2,723)	(31,360)	(13,474)
Other income from forgiveness of income and VAT taxes	6,771,442	-	6,771,442	-

Total Other Income (Expense)	6,761,587	624	6,740,454	(5,515)

INCOME BEFORE INCOME TAXES	8,836,132	1,460,001	10,724,402	2,738,983

INCOME TAXES	714,840	463,071	1,315,094	913,397

NET INCOME	$8,121,292	$996,930	$9,409,308	$1,825,586

COMPREHENSIVE INCOME:
NET INCOME	$8,121,292	$996,930	$9,409,308	$1,825,586

OTHER COMPREHENSIVE INCOME:
Unrealized foreign currency translation gain	299,690	183,521	523,986	226,670

COMPREHENSIVE INCOME	$8,420,982	$1,180,451	$9,933,294	$2,052,256

NET INCOME PER COMMON SHARE:
Basic	$0.22	$0.03	$0.26	$0.05
Diluted	$0.22	$0.03	$0.26	$0.05

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	36,577,704	36,577,704	36,577,704	36,577,704
Diluted	36,577,704	36,577,704	36,577,704	36,577,704

See notes to unaudited consolidated financial statements

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Nine Months Ended
	September 30,
	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$9,409,308	$1,825,586
Adjustments to reconcile net income from operations to net cash provided by (used in) operating activities:
Depreciation and amortization	441,590	428,232
Increase in allowance for doubtful accounts	182,882	253,567
Increase in reserve for inventory obsolescence	106,942	24,382
Other income from forgiveness of income and VAT taxes	(6,771,442)	-
Changes in assets and liabilities:
Accounts receivable	(2,538,272)	(1,717,524)
Inventories	426,386	(420,986)
Prepaid and other current assets	72,686	(2,019)
Advanced to suppliers	(127,886)	(87,155)
Accounts payable	1,161,510	(189,035)
Accrued expenses	22,058	(1,829,448)
VAT and service taxes payable	1,011,064	639,286
Income taxes payable	957,899	889,897
Advances from customers	1,830,260	(514,002)

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	6,184,985	(699,219)

CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease (increase) in due from related parties	(486,032)	636,238
Deposit on long-term assets	(5,792,030)	-
Purchase of property and equipment	(8,290)	(25,593)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(6,286,352)	610,645

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loans payable	260,561	(455,209)
Repayments of related party advances	-	484,663

NET CASH PROVIDED BY FINANCING ACTIVITIES	260,561	29,454

EFFECT OF EXCHANGE RATE ON CASH	20,161	3,798

NET INCREASE (DECREASE) IN CASH	179,355	(55,322)

CASH - beginning of year	421,390	230,179

CASH - end of period	$600,745	$174,857

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$31,360	$13,474
Income taxes	$-	$-

See notes to unaudited combined financial statements.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

China Winds Systems, Inc. (the “Company”) was incorporated in Delaware on June 24, 1987 under the name of Malex, Inc. On December 18, 2007, the Company’s corporate name was changed to China Wind Systems, Inc.

On November 13, 2007, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) among Fulland Limited, a Cayman Islands corporation (“Fulland”), the stockholders of Fulland, and Synergy Business Consulting,LLC (“Synergy”), the then principal stockholder of the Company, pursuant to which, simultaneously with the financing described in Note 10, (i) the Company issued 36,577,704 shares of common stock to the former stockholders of Fulland and (ii) purchased 8,006,490 shares of common stock from Synergy for $625,000 and cancelled such shares. The $625,000 payment was made from the proceeds of the financing. At the time of the closing under the Exchange Agreement and the financing, the Company was not engaged in any business activity and was considered a blank check shell.

The Company is the sole stockholder of Fulland. Fulland owns 100% of Green Power Environment Technology (Shanghai) Co., Ltd. (“Green Power”), which is a wholly foreign-owned enterprise (“WFOE”) organized under the laws of the Peoples’ Republic of China (“PRC” or “China”). Green Power is a party to a series of contractual arrangements (as fully described below) dated October 12, 2007 with Wuxi Huayang Dye Machine Co., Ltd. (“Huayang Dye Machine”) and Wuxi Huayang Electrical Power Equipment Co., Ltd. (“Huayang Electrical Power Equipment”, and together with Huayang Dye Machines, sometimes collectively referred to as the “Huayang Companies”), both of which are limited liability companies headquartered in, and organized under the laws of, the PRC.

Fulland is a limited liability company incorporated under the laws of the Cayman Islands on May 9, 2007, which was formed by the owners of the Huayang Companies as a special purpose vehicle for purposes of raising capital, in accordance with requirements of the PRC State Administration of Foreign Exchange (“SAFE”). Specifically, on May 31, 2007, SAFE issued an official notice known as Hi Zhong Fa [2007] No. 106 (“Circular 106”), which requires the owners of any Chinese company to obtain SAFE’s approval before establishing any offshore holding company structure for foreign financing as well as subsequent acquisition matters in China. Accordingly, the owners of the Huayang Companies, Mr. Jianhua Wu and Ms. Lihua Tang, submitted their application to SAFE in early September 2007. On October 11, 2007, SAFE approved their application, permitting these Chinese citizens to establish an offshore company, Fulland, as a special purpose vehicle for any foreign ownership and capital raising activities by the Huayang Group.

As of September 30, 2007, the Company has recapitalized the Company to give effect to the share exchange agreement discussed above. Under generally accepted accounting principles, the acquisition by the Company of Fulland is considered to be capital transactions in substance, rather than a business combination. That is, the acquisition is equivalent, in the acquisition by Fulland of the Company, then known as Malex, Inc., with the issuance of stock by Fulland for the net monetary assets of the Company. This transaction is accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the acquisition is identical to that resulting from a reverse acquisition, except that no goodwill is recorded. Under reverse takeover accounting, the comparative historical financial statements of the Company, as the legal acquirer, are those of the accounting acquirer, Fulland. Since Fulland and Greenpower did not have any business activities, the Company’s financial statements prior to the closing on the reverse acquisition, reflect only business of the Huayang Companies. The accompanying financial statements reflect the recapitalization of the stockholders’ equity as if the transactions occurred as of the beginning of the first period presented. Thus, the 36,577,704 shares of common stock issued to the former Fulland stockholders are deemed to be outstanding from December 31, 2004.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Wuxi Huayang Dyeing Machinery Co., Ltd.

Wuxi Huayang Dyeing Machinery Co., Ltd. (“Dyeing”) is a Chinese limited liability company and was formed under laws of the People’s Republic of China on August 17, 1995. Dyeing produces a variety of high and low temperature dyeing and finishing machinery.

Wuxi Huayang Electrical Equipment Co., Ltd.

Wuxi Huayang Electrical Equipment Co., Ltd. (“Electric”) a Chinese limited liability company and was formed under laws of the People’s Republic of China on May 21, 2004. Electric is a manufacturer of electric power auxiliary apparatuses (including coking equipment) and a provider of relevant engineering services. Electric equipment products mainly include various auxiliary equipment of power stations, chemical equipment, dust removal and environmental protection equipment, and metallurgy non- standard equipment. Additionally, Electric currently distributes large-scaled rolled rings to companies in the wind power industry, as well as to railway companies and heavy vehicle manufacturers.

As a result of the transaction effected by the Exchange Agreement, the Company’s business has become the business of the Huayang Companies.

Contemporaneously with the closing under the Exchange Agreement, the Company sold its 3% Convertible Notes in the principal amount of $5,525,000 to an investor group. The Company has agreed to amend its certificate of incorporation which will include the authorization of a class of preferred stock. The notes will be automatically converted into 14,118,034 shares of series A convertible preferred stock (“series A preferred stock”) and warrants to purchase a total of 18,829,755 shares of common stock upon the filing of the restated certificate of incorporation and a certificate of designation setting forth the rights, preferences, privileges and limitation of the holders of the series A preferred stock.

Basis of presentation

The consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). The Company’s consolidated financial statements include the financial statements of its wholly owned subsidiaries, Fulland and Greenpower, as well as Dyeing and Electric, which are variable interest entities whose financial statements are consolidated with those of the Company pursuant to FASB Interpretation No. 46R “Consolidation of Variable Interest Entities” (“FIN 46R”), an Interpretation of Accounting Research Bulletin No. 51. All significant intercompany accounts and transactions have been eliminated in the combination.

The accompanying unaudited consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The accompanying consolidated financial statements for the interim periods are unaudited and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the periods presented. These consolidated financial statements should be read in conjunction with the consolidated financial statements for the year ended December 31, 2006 and notes thereto contained on elsewhere this Form 8-K. The results of operations for the nine months ended September 30, 2007 are not necessarily indicative of the results for the full fiscal year ending December 31, 2007.

The Company uses FASB Interpretation No. 46R "Consolidation of Variable Interest Entities" ("FIN 46R"), an Interpretation of Accounting Research Bulletin No. 51. FIN 46R requires a Variable Interest Entity (VIE) to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIE or is entitled to receive a majority of the VIE's residual returns. VIEs are those entities in which the Company, through contractual arrangements, bears the risks of, and enjoys the rewards normally associated with ownership of the entities, and therefore the Company is the primary beneficiary of these entities. Dyeing and Electric are VIEs.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates. Significant estimates in 2007 include the allowance for doubtful accounts, the allowance for obsolete inventory, the useful life of property and equipment and intangible assets, and accruals for taxes due.

Fair value of financial instruments

The carrying amounts reported in the balance sheet for cash, accounts receivable, loans payable, accounts payable and accrued expenses, customer advances, and amounts due from related parties approximate their fair market value based on the short-term maturity of these instruments.

Cash and cash equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

Accounts receivable

The Company has a policy of reserving for uncollectible accounts based on its best estimate of the amount of probable credit losses in its existing accounts receivable. The Company periodically reviews its accounts receivable to determine whether an allowance is necessary based on an analysis of past due accounts and other factors that may indicate that the realization of an account may be in doubt. Account balances deemed to be uncollectible are charged to the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. At September 30, 2007, the Company has established, based on a review of its outstanding balances, an allowance for doubtful accounts in the amount of $413,385.

Inventories

Inventories, consisting of raw materials and finished goods related to the Company’s products are stated at the lower of cost or market utilizing the weighted average method. An allowance is established when management determines that certain inventories may not be saleable. If inventory costs exceed expected market value due to obsolescence or quantities in excess of expected demand, the Company will record reserves for the difference between the cost and the market value. These reserves are recorded based on estimates. The Company recorded an inventory reserve of $ 267,939 at September 30, 2007.

Property and equipment

Property and equipment are carried at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment in non-marketable equity securities

Certain securities that the Company may invest in can be determined to be non-marketable. Non-marketable securities where the Company owns less than 20% of the investee are accounted for at cost pursuant to APB No. 18, “The Equity Method of Accounting for Investments in Common Stock” (“APB 18”). At September 30, 2007, the Company has a 5% membership interest in Wuxi Huayang Yingran Machinery Co. Ltd. (“Yingran”) amounting to $33,255 which is reflected on the accompanying consolidated balance sheet as investments in cost and equity method investees.

The Company has a 33% member interest in Wuxi Huayang Boiler Company, Ltd. (“Boiler”) that it exerts significant influence over its operations, but does not control. Accordingly, the Company is applying the equity method of accounting for this investment. At September 30, 2006, the Company’s investment in Boiler amounted to $66,511 which is reflected on the accompanying consolidated balance sheet as investments in cost and equity method investees.

The Company monitors its investment in non-marketable securities and will recognize, if ever existing, a loss in value which is deemed to be other than temporary.

Impairment of long-lived assets

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, The Company periodically reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company did not consider it necessary to record any impairment charges during the nine months ended September 30, 2007.

Advances from customers

Advances from customers at September 30, 2007 of $2,055,634 consist of prepayments from third party customers to the Company for merchandise that had not yet shipped. The Company will recognize the deposits as revenue as customers take delivery of the goods, in compliance with its revenue recognition policy.

Income taxes

The Company is governed by the Income Tax Law of the People’s Republic of China and the United States. Income taxes are accounted for under Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”, which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition

Product sales

Product sales are generally recognized when title to the product has transferred to customers in accordance with the terms of the sale. The Company recognizes revenue in accordance with the Securities and Exchange Commission’s (SEC) Staff Accounting Bulletin (SAB) No. 101, “Revenue Recognition in Financial Statements” as amended by SAB No. 104 (together, “SAB 104”), and Statement of Financial Accounting Standards (SFAS) No. 48 “Revenue Recognition When Right of Return Exists.” SAB 104 states that revenue should not be recognized until it is realized or realizable and earned. In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectibility is reasonably assured.

SFAS No. 48 states that revenue from sales transactions where the buyer has the right to return the product shall be recognized at the time of sale only if the seller’s price to the buyer is substantially fixed or determinable at the date of sale, the buyer has paid the seller, or the buyer is obligated to pay the seller and the obligation is not contingent on resale of the product, the buyer’s obligation to the seller would not be changed in the event of theft or physical destruction or damage of the product, the buyer acquiring the product for resale has economic substance apart from that provided by the seller, the seller does not have significant obligations for future performance to directly bring about resale of the product by the buyer, and the amount of future returns can be reasonably estimated.

The Company accounts for sales returns in accordance with Statements of Financial Accounting Standards (SFAS) No. 48, Revenue Recognition When Right of Return Exists, by establishing an accrual in an amount equal to its estimate of sales recorded for which the related products are expected to be returned. The Company determines the estimate of the sales return accrual primarily based on historical experience regarding sales return, but also by considering other factors that could impact sales returns. These factors include levels of inventory in the distribution channel, estimated shelf life, product discontinuances, price changes of competitive products, introductions of generic products and introductions of competitive new products.

Concentrations of credit risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. Substantially all of the Company’s cash is maintained with state-owned banks within the People’s Republic of China of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts. A significant portion of the Company's sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, concentrations of credit risk with respect to trade accounts receivables is limited due to generally short payment terms. The Company also performs ongoing credit evaluations of its customers to help further reduce credit risk.

Shipping costs

Shipping costs are included in cost of sales and totaled $664 and $54,851 for the nine months ended September 30, 2007 and 2006, respectively.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising

Advertising is expensed as incurred. Advertising expenses amounted to $0 and $1,621 for the nine months ended September 30, 2007 and 2006, respectively.

Foreign currency translation

The reporting currency is the U.S. dollar. The functional currency of the Company is the local currency, the Chinese Renminbi (“RMB”). The financial statements of the Company are translated into United States dollars using year-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income. The cumulative translation adjustment and effect of exchange rate changes on cash at September 30, 2007 was $20,161.

Research and development

Research and development costs are expensed as incurred. For the nine months ended September 30, 2007 and 2006, research and development costs were not material.

Accumulated other comprehensive income

Accumulated other comprehensive income consisted of unrealized gains on currency translation adjustments from the translation of financial statements from Chinese RMB to US dollars. For the nine months ended September 30, 2007, accumulated other comprehensive income was $523,986.

Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“SFAS 109”). The interpretation clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statements in accordance with SFAS 109, “Accounting for Income Taxes.” It prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact, if any, of FIN 48 on its financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (SFAS 157), which provides guidance for how companies should measure fair value when required to use a fair value measurement for recognition or disclosure purposes under generally accepted accounting principle (GAAP). SFAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact, if any, the adoption of SFAS 157 will have on its financial statements.

In December 2006, FASB Staff Position No. EITF 00-19-2, “Accounting for Registration Payment Arrangements,” was issued. The FSP specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with SFAS No. 5, “Accounting for Contingencies.” The Company believes that its current accounting is consistent with the FSP. Accordingly, adoption of the FSP had no effect on its financial statements.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115”, under which entities will now be permitted to measure many financial instruments and certain other assets and liabilities at fair value on an instrument-by-instrument basis. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS 157. The Company is currently assessing the impact, if any, the adoption of SFAS 159 will have on its financial statements.

NOTE 2 - INVENTORIES

At September 30, 2007, inventories consisted of the following:

Raw materials	$1,313,780

Less: Reserve for obsolete inventory	(267,939)
$1,045,841

NOTE 3 - PROPERTY AND EQUIPMENT

At September 30, 2007, property and equipment consist of the following:

	Useful Life
Office equipment and furniture	5-8 Years	$73,028
Manufacturing equipment	10 - 15 Years	3,422,428
Vehicles	5 Years	61,230
Building and building improvements	20 - 40 Years	5,476,819
		9,033,505
Less: accumulated depreciation		(2,522,889)

		$6,510,616

For the nine months ended September 30, 2007 and 2006, depreciation expense amounted to $433,785 and $420,753, of which $225,910 and $197,321 is included in cost of sales, respectively.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 4 - INTANGIBLE ASSETS

The Company has land use rights pursuant to an agreement with the Chinese government. The land use rights are valued at a fixed amount RMB 3,995,995, fluctuated by the exchange rate. At September 30, 2007, the land use rights are valued at $524,079. Under the terms of the agreement, the Company has rights to use certain land until October 30, 2053. The Company amortizes these land use rights over the term of the land use right, which is the 50 year period beginning November 1, 2003. For the nine months ended September 30, 2007 and 2006, amortization expense amounted to $7,805 and $7,479, respectively.

		2007
Land Use Rights	Estimated Life 50 year	$531,552
Less: Accumulated Amortization		(39,866)
		$491,686

Amortization expense attributable to future periods is as follows:

Year ending December 31:
2007	$2,658
2008	10,631
2009	10,631
2010	10,631
Thereafter	457,135
$491,686

NOTE 5 - LOAN PAYABLE

At September 30, 2007, the Company had loans with two banks in the amount of $665,106. The loans bear interest at rates ranging from 6.633% to 6.9345% per annum. Of the $665,106 that was outstanding at September 30, 2007, $266,042 was due and paid back in December 2007 and remaining $399,064 is due in February 2008 (See Note 11).

NOTE 6 - RELATED PARTY TRANSACTIONS

Due from related parties

From time to time, the Company advanced funds to companies partially owned by the Company for working capital purposes. These advances are non interest bearing, unsecured and payable on demand. At September 30, 2007, the Company had a receivable from affiliated entities partially owned by the Company of $377,860. Through monthly payments, the affiliated companies intend to repay these advances. At September 30, 2007, due from related parties was due from the following;

Name	Relationship		Amount
Wuxi Huayang Yingran Machinery Co. Ltd.	5% cost method investee		$171,864

Wuxi Huayang Boiler Company Ltd. (“Boiler”)	33.33% equity method investee and common ownership	(A)	205,996

			$377,860

The spouse of the Company’s chief executive officer has two bank accounts in her name that have been assigned to the Company and are being used by the Company in its operations. At September 30, 2007, the balance in these bank accounts amounted to $1,215,437 and has been reflected as due from related parties on the accompanying consolidated balance sheet.

(A) The remaining 66.67% are owned by Lihua Tang (40%), a director and wife of the Company’s CEO, and Haoyang Wu (26.67%), the son of the Company’s CEO and a shareholder.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 6 - RELATED PARTY TRANSACTIONS (continued)

In July 2007, the Company agreed to acquire long-term assets from Boiler. As of September 30, 2007, payments totaling $5,913,886 have been made to Boiler and have been reflected on the accompanying consolidiated balance sheet as Deposits on Long-term Assets. Based on the contract, the remaining balance of $5,963,109 will be paid in the first quarter of fiscal year 2008.

NOTE 7 - INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, ‘‘Accounting for Income Taxes’’ (‘‘SFAS 109’’). SFAS 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carry forwards. SFAS 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Realization of deferred tax assets are dependent upon future earnings, if any, of which the timing and amount are uncertain.

The operations of the Company are in China and are governed by the Income Tax Law of the People's Republic of China and local income tax laws (the "PRC Income Tax Law"). Pursuant to the PRC Income Tax Law, the Company is subject to tax at a statutory rate of 33% (30% state income tax plus 3% local income tax).

Business Tax and Value Added Tax

The Company is subject to value added tax (“VAT”) for manufacturing products and business tax for services provided. The applicable VAT tax rate is 17% for products sold in the PRC, and the business tax rate is 5% for services provided in PRC. The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of goods sold (output VAT) less VAT paid on purchases made with the relevant supporting invoices (input VAT). Under the commercial practice of the PRC, the Company paid value added taxes (“VAT”) and business tax based on tax invoices issued. The tax invoices may be issued subsequent to the date on which revenue is recognized, and there may be a considerable delay between the date on which the revenue is recognized and the date on which the tax invoice is issued. In the event that the PRC tax authorities dispute the date of which revenue is recognized for tax purposes, the PRC tax office has the right to assess a penalty, which can range from zero to five times the amount of the taxes which are determined to be late or deficient. In the event that a tax penalty is assessed on late or deficient payments, the penalty will be expensed as a period expense if and when a determination has been made by the taxing authorities that a penalty is due. At September 30, 2007, the Company has accrued $14,666 of value-added and service taxes.

The Chinese local government granted the Huayang Companies a special tax waiver to exempt and release any additional corporate income tax and value added tax liabilities and any related penalties as of September 30, 2007 and for all periods prior to September 30, 2007. Total tax exemption for the nine months ended September 30, 2007 is summarized as follows:

VAT tax exemption	$2,527,183
Income tax exemption	4,206,021
Others	38,238
Total	$6,771,442

The Company is not subject to US taxation since no operations are conducted in the US and no revenue was generated in the US and for the periods covered, the Company was not a US entity.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 8 - SEGMENT INFORMATION

The following information is presented in accordance with SFAS No. 131, Disclosure about Segments of an Enterprise and Related Information. For the nine months ended September 30, 2007 and 2006, the Company operated in two reportable business segments - (1) the manufacture of dyeing & finishing equipment and (2) the manufacture of electrical and wind equipment. The Company's reportable segments are strategic business units that offer different products. They are managed separately based on the fundamental differences in their operations.

Information with respect to these reportable business segments for the nine months ended September 30, 2007 and 2006 is as follows:

	Manufacture of Dyeing & Finishing Equipment	Manufacture of Electrical & Wind Equipment	Total
2007

Net Revenues	$14,487,221	$2, 102,254	$16,589,475

Cost of Sales (excluding depreciation)	10,259,754	1,571,792	11,831,546
Operating expenses (excluding depreciation and amortization)	463,571	102,535	566,106
Depreciation and Amortization	207,624	251	207,875
Interest Income	(372)	-	(372)
Interest Expense	-	31,360	31,360
Other Income	(5,918,301)	(853,141)	(6,771,442)
Income Tax Expense	1,137,797	177,297	1,315,094

Net Income	$8,337,148	$1,072,160	$9,409,308

Total Assets	$17,494,718	$5,370,546	$22,865,264

	Manufacture of Dyeing & Finishing Equipment	Manufacture of Electrical Equipment	Total

2006

Net Revenues	$12,159,238	$185,157	$12,344,395

Cost of Sales (excluding depreciation)	8,653,159	177,782	8,830,941
Operating expenses (excluding depreciation and amortization)	525,486	20,038	545,524
Depreciation and Amortization	220,748	2,684	223,432
Interest Income	(7,804)	(155)	(7,959)
Interest Expense	13,474	-	13,474
Income Tax Expense	908,878	4,519	913,397

Net Income (Loss)	$1,845,297	$(19,711)	$1,825,586

Total Assets	$11,922,778	$2,650,455	$14,573,233

Asset information by reportable segment is not reported to or reviewed by the chief operating decision maker and, therefore, the Company has not disclosed asset information for each reportable segment. All of the Company’s assets are located in China.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 9 - OPERATING RISK

(a) Country risk

Currently, the Company’s revenues are primarily derived from the sale of machinery to customers in the Peoples Republic of China (PRC). The Company hopes to expand its operations to countries outside the PRC, however, such expansion has not been commenced and there are no assurances that the Company will be able to achieve such an expansion successfully. Therefore, a downturn or stagnation in the economic environment of the PRC could have a material adverse effect on the Company’s financial condition.

(b) Products risk

In addition to competing with other manufacturers of machinery, the Company competes with larger Chinese companies who may have greater funds available for expansion, marketing, research and development and the ability to attract more qualified personnel. These Chinese companies may be able to offer products at a lower price. There can be no assurance that the Company will remain competitive should this occur.

NOTE 10 - STATUTORY RESERVES

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities’ registered capital or members’ equity. Appropriations to the statutory public welfare fund are at a minimum of 5% of the after tax net income determined in accordance with PRC GAAP. Commencing on January 1, 2006, the new PRC regulations waived the requirement for appropriating retained earnings to a welfare fund. As of December 31, 2006, the Company appropriated 50% of its registered capital to statutory reserves for Dyeing. For the nine months ended September 30, 2007, statutory reserve activity is as follows and is included in retained earnings.

	Dyeing	Electric	Total
Balance - December 31, 2006	$72,407	$58,762	$131,169

Additional to statutory reserves	-	107,216	107,216

Balance - September 30, 2007	$72,407	$165,978	$238,385

NOTE 11 - SUBSEQUENT EVENTS

(a) On November 13, 2007, the Company executed and consummated the transactions contemplated by the “Exchange Agreement.”. At the closing of this transaction, the Company issued 36,577,704 shares of common stock to the Fulland Shareholders in exchange for 100% of the common stock of Fulland. Concurrently, Synergy, which was then the Company’s majority stockholder, received $625,000, for which it transferred 8,006,490 shares of common stock to the Company which shares were then cancelled by the Company. Immediately after the closing , the Company had a total of 36,987,214 shares of common stock outstanding, with Fulland Shareholders (and their assignees) owning approximately 99% of the outstanding shares of common stock. The balance held by those who held China Wind’s common stock prior to the Closing.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 11 - SUBSEQUENT EVENTS (continued)

On November 13, 2007, concurrently with the closing, the Company entered into a securities purchase agreement with three accredited investors including Barron Partners LP (the “Investors”). Pursuant to the agreement, the Company issued and sold to the Investors, for $5,525,000, the Company’s 3% convertible subordinated notes in the principal amount of $5,525,000. The notes are automatically converted into an aggregate of (i) 14,787,135 shares of series A preferred stock and (ii) warrants to purchase 11,176,504 shares of Common Stock at $0.58 per share, 5,588,252 shares of Common Stock at $0.83 per share, and 2,065,000 shares at $0.92 per share upon the filing of the Restated Certificate, as described in the following paragraph, with the Secretary of State of Delaware and the creation of the series A preferred stock. Until the Restated Certificate is filed, the notes may be converted into an aggregate of (i) 14,787,135 shares of the common stock, subject to adjustment, and (ii) warrants to purchase 11,176,504 shares of Common Stock at $0.58 per share, 5,588,252 shares of Common Stock at $0.83 per share, and 2,065,000 shares at $0.92 per share; provided, that if the Company does not file a Restated Certificate and certificate of designation for the series A preferred stock as required by the note and the securities purchase agreement, the notes may be converted into 33,616,891 shares of common stock. The notes bear interest at the rate of 3% per annum; however, the conversion of the notes is based on the principal of the notes and no adjustment is made for the interest. The initial conversion price of the notes is $0.374 per share.

On November 13, 2007, the Company’s board of directors unanimously adopted, and the holders of a majority of the issued and outstanding common stock approved a restated certificate of incorporation (the “Restated Certificate”) to increase the number of authorized shares of capital stock from 75,000,000 to 210,000,000 shares, of which (i) 150,000,000 shares shall be designated as common stock with a par value of $.001 per share, and (ii) 60,000,000 shares shall be designated as preferred stock with a par value of $.001 per share. The board of directors also approved, upon the filing of the Restated Certificate, the creation of a series of preferred stock, designated as the series A preferred stock. The Company has filed an information statement with the Securities and Exchange Commission. The Company may file the Restated Certificate 20 days after the information statement is mailed to stockholders.

Pursuant to the purchase agreement, in addition to the foregoing:

•
The Company agreed to have appointed such number of independent directors that would result in a majority of its directors being independent directors, that the audit committee would be composed solely of independent directors and the compensation committee would have a majority of independent directors within 90 days after the closing, which would be February 11, 2008. Failure to meet this date will result in liquidated damages commencing February 12, 2008, until the date on which the requirement is satisfied. Thereafter, if the Company does not meet these requirements for a period of 60 days for an excused reason, as defined in the Purchase Agreement, or 75 days for a reason which is not an excused reason, this would result in the imposition of liquidated damages.

•
The Company agreed to have a qualified chief financial officer who may be a part-time chief financial officer until February 13, 2008. If the Company cannot hire a qualified chief financial officer promptly upon the resignation or termination of employment of a former chief financial officer, the Company may engage an accountant or accounting firm to perform the duties of the chief financial officer. In no event shall the Company either (i) fail to file an annual, quarter or other report in a timely manner because of the absence of a qualified chief financial officer, or (ii) not have a person who can make the statements and sign the certifications required to be filed in an annual or quarterly report under the Securities Exchange Act of 1934..

•
No later than February 11, 2008, the Company will have an audit committee comprised solely of not less than three independent directors and a compensation committee comprised of at least three directors, a majority of which shall be independent directors.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 11 - SUBSEQUENT EVENTS (continued)

•
Liquidated damages for failure to comply with the preceding three covenants are computed in an amount equal to 12% per annum of the purchase price, up to a maximum of 12% of the purchase price, which is $663,000, which is payable in cash or series A preferred stock, at the election of the investors.

•
The Company and the investors entered into a registration rights agreement pursuant to which the Company agreed to file, by January 12, 2008, a registration statement covering the common stock issuable upon conversion of the series A preferred stock and exercise of the warrants and to have the registration statement declared effective by June 11, 2008. The failure of the Company to have the registration statement declared effective by June 11, 2008 and other timetables provided in the registration rights agreement would result in the imposition of liquidated damages, which are payable through the issuance of additional shares of series A preferred stock at the rate of 4,860 shares of series A preferred stock for each day, based on the proposed registration of all of the underlying shares of common stock, with a maximum of 1,770,000 shares. The number of shares issuable per day is subject to adjustment if the Company cannot register all of the required shares as a result of the Securities and Exchange Commission’s interpretation of Rule 415. The registration rights agreement also provides for additional demand registration rights in the event that the investors are not able to register all of the shares in the initial registration statement.

•	The Investors have a right of first refusal on future financings.

•
Until the earlier of November 13, 2011 or such time as the Investors shall have sold all of the underlying shares of common stock, the Company is restricted from issuing convertible debt or preferred stock.

•
Until the earlier of November 13, 2010 or such time as the Investors have sold 90% of the underlying shares of common stock, the Company’s debt cannot exceed twice the preceding four quarters earnings before interest, taxes, depreciation and amortization.

•
The Company’s officers and directors agreed, with certain limited exceptions, not to publicly sell shares of common stock for 27 months or such earlier date as all of the convertible securities and warrants have been converted or exercised and the underlying shares of common stock have been sold.

•	The Company paid Barron Partners $30,000 for its due diligence expenses.

•
The Company entered into an escrow agreement pursuant to which the Company issued its 3% convertible promissory note due March 31, 2008 in the principal amount of $3,000,000. Upon the filing of the Restated Certificate and the certificate of designation relating to the series A preferred stock, this note will be automatically converted into 24,787,135 shares of series A preferred stock. The note and the series A preferred stock issuable upon conversion of the note are to be held in escrow subject to the following.

o
14,787,135 shares are held pursuant to the following provisions. If, for either the year ended December 31, 2007 or 2008, the Company’s pre-tax earnings per share are less than the target numbers, all or a portion of such shares are to be delivered to the Investors. If, for either year, the pre-tax earnings are less then 50% of the target, all of the shares are to be delivered to the Investors. If the shortfall is less than 50%, the number of shares to be delivered to the Investors is determined on a formula basis.

o
The target number for 2007 is $0.08316 per share, and the target number for 2008 is $0.13131 per share. The per share numbers are based on all shares that are outstanding or are issuable upon exercise or conversion of all warrants or options, regardless of whether such shares would be used in computing diluted earnings per share under GAAP.

CHINA WIND SYSTEMS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006

NOTE 11 - SUBSEQUENT EVENTS (continued)

o
If the Company does not file its Form 10-KSB for either 2007 or 2008 within 30 days after the filing is required, after giving effect to any extension permitted by Rule 12b-25 under the Securities Exchange Act of 1934, any shares remaining in escrow shall be delivered to the Investors.

o
The remaining 10,000,000 shares of series A preferred stock are to be delivered to the Investors in the event that, based on the Company’s audited financial statements for 2007 or 2008 the Company or certain affiliated companies owes any taxes to the PRC government or any authority or taxing agency of the PRC. For each $1.00 of such tax liability, four shares of series A preferred stock are to be delivered to the Investors.

•
With certain exceptions, until the Investors have sold all of the underlying shares of Common Stock, if the Company sells common stock or issues convertible securities with a conversion or exercise price which is less than the conversion price of the preferred stock, the conversion price of the series A preferred stock and the exercise price of the warrants is reduced to the lower price.

•
The warrants have a term of five years, and expire on November 13, 2012. The warrants provide a cashless exercise feature; however, the holders of the warrants may not make a cashless exercise during the twelve months commencing on November 13, 2007 in the case of the $0.58 warrants, and during the eighteen (18) period commencing on November 13, 2007 in the case of the $0.83 warrants and $0.92 warrants, and after these respective periods only if the underlying shares are not covered by an effective registration statement.

•
The warrants provide that the exercise price of the warrants may be reduced by up to 90% if the Company’s pre-tax income per share of common stock, on a fully-diluted basis as described above, is less than $0.08316 per share for 2007 and $0.13131 per share for 2008.

(b) In December 2007, the Company paid and borrowed approximately $266,000 from a financial institution. The note bears interest ranging from 6.633% to 6.9345% per annum and is due in June 2008.

EXHIBIT A

RESTATED CERTIFICATE OF INCORPORATION

OF

CHINA WIND SYSTEMS, INC.

China Wind Systems, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

1. The name of the Corporation is China Wind Systems, Inc. The Corporation was organized under the name Malex, Inc. on June 24, 1987.

2. The Certificate of Incorporation of the Corporation is hereby amended and restated to read as follows:

FIRST:   The name of the Corporation is China Wind Systems, Inc. (the “Corporation”).

SECOND:  The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

THIRD:  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:  The Corporation is to have perpetual existence.

FIFTH:    (a) The total number of shares of capital stock which the Corporation shall have authority to issue is two hundred ten million (210,000,000), of which (i) one hundred fifty million (150,000,000) shares are designated as common stock with a par value of $.001 per share (“Common Stock”) and (ii) sixty million (60,000,000) shares are designated as preferred stock with a par value of $.001 per share (“Preferred Stock”).

  (b) The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time, including but not limited to:

(i) the designation of such class or series;

(ii) the dividend rate of such class or series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, whether such dividends shall be cumulative or non-cumulative, and whether such dividends may be paid in shares of any class or series of capital stock or other securities of the Corporation;

(iii) whether the shares of such class or series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(iv) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such class or series;

(v) whether or not the shares of such class or series shall be convertible into or exchangeable for shares of any other class or classes or series of capital stock or other securities of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustment and other terms and conditions of such conversion or exchange;

(vi) the extent, if any, to which the holders of the shares of such class or series shall be entitled to vote, as a class or otherwise, with respect to the election of the directors or otherwise, and the number of votes to which the holder of each share of such class or series shall be entitled;

(vii) the restrictions, if any, on the issue or reissue of any additional shares or any class or series of Preferred Stock; and

(viii) the rights of the holders of the shares of such class or series upon the dissolution of, or upon the distribution of assets of, the Corporation.

(c) Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders’ meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

(d) No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

SIXTH:  The Board of Directors shall have the power to adopt, amend or repeal the by-laws of the Corporation.

SEVENTH:  No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended General Corporation Law. No amendment to or repeal of this Article SEVENTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

EIGHTH:  The Corporation shall indemnify, to the fullest extent permitted by Section 145 of the General Corporation Law, as amended from time to time, each person that such section grants the Corporation the power to indemnify.

NINTH:  The terms and conditions of any rights, options and warrants approved by the Board of Directors may provide that any or all of such terms and conditions may not be waived or amended or may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Corporation (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended or may not be waived or amended absent such consent.

3.  Set forth as Exhibit A to this Restated Certificate of Incorporation is a Statement of Designations setting forth the rights, preferences and privileges of a series of Preferred Stock consisting of sixty million (60,000,000) shares and designated as the Series A Convertible Preferred Stock.

4. This Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of Delaware.

5. The capital of the Corporation will not be reduced under or by reason of any amendment herein certified.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its president this ___ day of _______ , 200_.

Jianhua Wu
Chief Executive Officer

EXHIBIT A
(To the Restated Certificate of Incorporation)

CHINA WIND SYSTEMS, INC.

Statement of Designations

Section 1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement (as defined below) shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“4.9% Limitation” shall have the meaning set forth in the Purchase Agreement.

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1.02(s) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not stayed or dismissed within 90 days after commencement; (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 90 days; (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Closing Date” means the Closing Date, as defined in the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s common stock par value $.001 per share.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Ratio” shall mean the number of shares of Common Stock issuable upon conversion of one share of Series A Preferred Stock. Each share of Series A Preferred Stock shall be convertible into one (1.0) share of Common Stock (the “Conversion Ratio”), subject to adjustment as provided in this Statement of Designations.

“Conversion Price” shall mean $0.374, subject to adjustment as provided in this Statement of Designations.

“Conversion Shares” means, collectively, the shares of Common Stock into which the shares of Series A Preferred Stock are convertible in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a registration statement that meets the requirements of the Registration Rights Agreement and registers the resale of the Conversion Shares by the Holder, who shall be named as a “selling stockholder” thereunder, all as provided in the Registration Rights Agreement.

“Conversion Value” means an amount determined by multiplying the number of Conversion Shares as to which a value is to be determined by the average of the closing prices of the Common Stock on the principal market or exchange on which the Common Stock is traded for the five days prior to the date as of which a Conversion Value is being determined.

“Dilutive Issuance” shall have the meaning set forth in Section 7(b) hereof.

“Effective Date” means the date that the Conversion Shares Registration Statement is declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exempt Issuance” shall have the meaning set forth in the Purchase Agreement.

“Fundamental Transaction” shall have the meaning set forth in Section 7(f)(iv) hereof.

“Holder” shall have the meaning given such term in Section 2 hereof.

“Investors” shall mean the persons named in Schedule A to the Purchase Agreement.

“Original Issue Date” shall mean the date of the first issuance of any shares of the Series A Preferred Stock regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series A Preferred Stock.

“Person” means a corporation, an association, a partnership, a limited liability company, a business association, an individual, a trust, a government or political subdivision thereof or a governmental agency.

“Purchase Agreement” means the Securities Purchase Agreement dated as of November 13, 2007, relating to the sale of (a) 14,787,135 shares of the Company’s Series A Preferred Stock, (b) warrants to purchase (i) 11,176,504 shares of the Company’s Common Stock at $0.58 per share, (ii) warrants to purchase 5,588,252 shares of the Company’s Common Stock at $0.83 per share, and (iii) warrants to purchase 3,125,000 shares of the Company’s Common Stock as amended, modified or supplemented from time to time, a copy of which is on file at the principal offices of the Company.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time.

“Securities” shall have the meaning set forth in Section 1.3.33 of the Purchase Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Preferred Stock” shall have the meaning set forth in Section 2.

“Subsidiary” shall mean a corporation, limited liability company, partnership, joint venture or other business entity of which the Company owns beneficially or of record more than a majority of the equity interest.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Purchasers holding a majority of the principal amount of Series A Preferred Stock then outstanding.

Rank of Series. For purposes of this Statement of Designations, any stock of any series or class of the Corporation shall be deemed to rank:

(a) senior to the shares of Series A Preferred Stock, as to dividends or upon liquidation, dissolution or winding up, as the case may be, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of Series A Preferred Stock;

(b) on a parity with shares of Series A Preferred Stock, as to dividends or upon liquidation, dissolution or winding up, as the case may be, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of Series A Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of Series A Preferred Stock;

(c) junior to shares of Series A Preferred Stock as to dividends or upon liquidation, dissolution or winding up, as the case may be, if such class shall be Common Stock or if the holders of shares of Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

Section 2. Designation and Amount. The series of preferred stock, par value $.001 per share (“Preferred Stock”), consisting of sixty million (60,000,000) shares shall be designated as the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and the number of shares so designated shall be (which shall not be subject to increase without the consent of all of the holders of 75% of the then outstanding shares of Series A Preferred Stock (each a “Holder” and collectively, the “Holders”). In the event that the Company shall change the par value of the Preferred Stock, the par value of the Series A Preferred Stock shall be likewise changed. In the event of the conversion of shares of Series A Preferred Stock into this Company’s Common Stock, pursuant to Section 6 hereof, or in the event that the Company shall otherwise acquire and cancel any shares of Series A Preferred Stock, the shares of Series A Preferred Stock so converted or otherwise acquired and canceled shall have the status of authorized but unissued shares of preferred stock, without designation as to series until such stock is once more designated as part of a particular Series by the Company’s Board of Directors. In addition, if the Company shall not issue the maximum number of shares of Series A Preferred Stock, the Company may, from time to time, by resolution of the Board of Directors and the approval of the holders of a majority of the outstanding shares of Series A Preferred Stock, reduce the number of shares of Series A Preferred Stock authorized, provided, that no such reduction shall reduce the number of authorized shares to a number which is less than the number of shares of Series A Preferred Stock then issued or reserved for issuance. The number of shares by which the Series A Preferred Stock is reduced shall have the status of authorized but unissued shares of Preferred Stock, without designation as to series, until such stock is once more designated as part of a particular Series by the Company’s Board of Directors. The Board of Directors shall cause to be filed with the Secretary of State of the State of Delaware such certificate as shall be necessary to reflect any reduction in the number of shares constituting the Series A Preferred Stock.

Section 3. Dividends and Other Distributions. No dividends shall be payable with respect to the Series A Preferred Stock. No dividends shall be declared or payable with respect to the Common Stock while the Series A Preferred Stock is outstanding. The Company shall not redeem or purchase any shares of Common Stock or any other class or series of capital stock which is junior to or on a parity with the Series A Preferred Stock while the Series A Preferred Stock is outstanding.

Section 4. Voting Rights. The Series A Preferred Stock shall have no voting rights except as required by law. However, so long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the affirmative approval of the Holders of 75% of the shares of the Series A Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Statement of Designations, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined in Section 5) senior to or otherwise pari passu with the Series A Preferred Stock, or any of preferred stock possessing greater voting rights or the right to convert at a more favorable price than the Series A Preferred Stock, (c) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (d) increase the authorized number of shares of Series A Preferred Stock or the number of authorized shares of Preferred Stock, or (e) enter into any agreement with respect to the foregoing. Notwithstanding any other provision of the Statement of Designations; the provisions of Section 6(c) of this Statement of Designations may not be amended or waived.

Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series A Preferred Stock an amount equal to thirty seven and 4/10 cents ($.374) per share of Series A Preferred Stock, which amount is referred to as the “Liquidation Preference,” before any distribution or payment shall be made to the holders of any securities which are junior to the Series A Preferred Stock upon voluntary or involuntary liquidation, dissolution or winding up and after any distributions or payments made to holders of any class or series of securities which are senior to the Series A Preferred Stock upon voluntary or involuntary liquidation, dissolution or winding up, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. In the event the assets of the Company available for distribution to the holders of shares of Series A Preferred Stock upon dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to Section 5, no such distribution shall be made on account of any shares of any other class or series of capital stock of the Company ranking on a parity with the shares of Series A Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Series A Preferred Stock, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up. At the election of a Holder made by written notice delivered to the Company at least two (2) business days prior to the effective date of the subject transaction, as to the shares of Series A Preferred Stock held by such Holder, a Fundamental Transaction (excluding for purposes of this Section 5 any Fundamental Transaction described in Section 7(f)(iv)(A) or 7(f)(iv)(B)) or Change of Control shall be treated as a Liquidation as to such Holder.

Section 6. Conversion.

(a) Conversions at Option of Holder. Each share of Series A Preferred Stock shall be initially convertible (subject to the limitations set forth in Section 6(c)), into such number of shares of Common Stock based on the Conversion Ratio at the option of the Holders, at any time and from time to time from and after the Original Issue Date; provided, however, that until the Restated Certificate, as defined in the Purchase Agreement, is filed with the Secretary of State of the State of Delaware, the Series A Preferred Stock shall not be convertible into Common Stock to the extent that such conversion would result in the issuance of more than the number of authorized shares of Common Stock. Holders shall effect conversions by providing the Company with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”) as fully and originally executed by the Holder, together with the delivery by the Holder to the Company of the stock certificate(s) representing the number of shares of Series A Preferred Stock so converted, with such stock certificates being duly endorsed in full for transfer to the Company or with an applicable stock power duly executed by the Holder in the manner and form as deemed reasonable by the transfer agent of the Common Stock. Each Notice of Conversion shall specify the number of shares of Series A Preferred Stock to be converted, the number of shares of Series A Preferred Stock owned prior to the conversion at issue, the number of shares of Series A Preferred Stock owned subsequent to the conversion at issue, the stock certificate number and the shares of Series A Preferred Stock represented thereby which are accompanying the Notice of Conversion, and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion and the applicable stock certificates to the Company by overnight delivery service (the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the Trading Day immediately following the date that such Notice of Conversion and applicable stock certificates are received by the Company. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. Shares of Series A Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and may not be reissued. If the Conversion Price is adjusted pursuant to Section 7 or as otherwise provided in this Statement of Designations, the Conversion Ratio shall likewise be adjusted and the new Conversion Ratio shall determined by multiplying the Conversion Ratio in effect by a fraction, the numerator of which is the Conversion Price in effect before the adjustment and the denominator of which is the new Conversion Price. Thereafter, subject to any further adjustments in the Conversion Price, each share of Series A Preferred Stock shall be initially convertible into Common Stock based on the new Conversion Ratio.

(b) Automatic Conversion Upon Change of Control. Subject to Section 5, all of the outstanding shares of Series A Preferred Stock shall be automatically converted into the Conversion Shares upon the close of business on the business day immediately preceding the date fixed for consummation of any transaction resulting in a Change of Control of the Company (an “Automatic Conversion Event”). A “Change in Control” means a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions. The Company shall not be obligated to issue certificates evidencing the Conversion Shares unless certificates evidencing the shares of Series A Preferred Stock so converted are either delivered to the Company or its transfer agent or the holder notifies the Company or its transfer agent in writing that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. Upon the conversion of the Series A Preferred Stock pursuant to this Section 6(b), the Company shall promptly send written notice thereof, by hand delivery or by overnight delivery, to the holders of record of all of the Series A Preferred Stock at their addresses then shown on the records of the Company, which notice shall state that certificates evidencing shares of Series A Preferred Stock must be surrendered at the office of the Company (or of its transfer agent for the Common Stock, if applicable).

(c) Beneficial Ownership Limitation. Except as provided in Section 6(b) of this Statement of Designations, which shall apply as stated therein if an Automatic Conversion Event shall occur, the right of the Holder to convert the Series A Preferred Stock shall be subject to the 4.9% Limitation, with the result that Company shall not effect any conversion of the Series A Preferred Stock, and the Holder shall not have the right to convert any portion of the Series A Preferred Stock, to the extent that after giving effect to such conversion, the Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.9% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion.  For the purposes of this Agreement beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act, and Regulation 13d-3 thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (A) the Company’s most recent quarterly reports (Form 10-Q or Form 10-QSB), Annual Reports (Form 10-K or Form 10-KSB), or definitive proxy statement or information statement as filed with the Commission under the Exchange Act, (B) a more recent public announcement by the Company, or (C) any other written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of the Holder, the Company shall within two (2) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Series A Preferred Stock, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was publicly reported by the Company. The 4.9% Limitation may be not be waived or amended.

(d) Mechanics of Conversion

(i) Delivery of Certificate Upon Conversion. Except as otherwise set forth herein, not later than three Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver to the Holder (A) a certificate or certificates which, after the Effective Date, shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of shares of Series A Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends (if the Company has elected or is required to pay accrued dividends in cash). After the Effective Date, the Company shall, upon request of the Holder, deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Company or another established clearing Company performing similar functions if the Company’s transfer agent has the ability to deliver shares of Common Stock in such manner. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the shares of Series A Preferred Stock tendered for conversion.

(ii) Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares. In the event a Holder shall elect to convert any or all of its Series A Preferred Stock, the Company may not refuse conversion based on any claim that such Holder or any one associated or affiliated with the Holder of has been engaged in any violation of law, agreement or for any other reason (other than the inability of the Company to issue shares of Common Stock as a result of the limitation set forth in Section 6(c) hereof) unless an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Series A Preferred Stock shall have been sought and obtained and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the Conversion Value of Series A Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 6(d)(i) within two Trading Days of the Share Delivery Date applicable to such conversion, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Conversion Value of Series A Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day after three (3) Trading Days and increasing to $200 per Trading Day six (6) Trading Days after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder’s right to pursue actual damages for the Company’s failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(iii) Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 6(d)(i) by a Share Delivery Date, and if after such Share Delivery Date the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the price at which the sell order giving rise to such purchase obligation was executed. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Preferred Stock with respect to which the aggregate sale price giving rise to such purchase obligation is $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series A Preferred Stock as required pursuant to the terms hereof.

(iv) Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Series A Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series A Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Conversion Shares Registration Statement provided that the holder or its broker delivers confirmation to the Company or its transfer agent to the effect that the Conversion Shares have been sold pursuant to such registration statement.

(v) Fractional Shares. Upon a conversion of the Series A Preferred Stock, the Company shall not be required to issue stock certificates representing fractional shares of Common Stock. All fractional shares shall be carried forward and any fractional shares which remain after a Holder converts all of his or her Series A Preferred Stock shall be dropped and eliminated.

(vi) Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Series A Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series A Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(vii) Absolute Obligation. Except as expressly provided herein, no provision of this Statement of Designations shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the liquidated damages (if any) on, the shares of Series A Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

Section 7. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Company, at any time subsequent to the Closing Date as long as the Series A Preferred Stock is outstanding: (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Series A Preferred Stock), (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Price Adjustment. From and after the Closing Date and until such time as the Investors hold no Securities, except for (i) Exempt Issuances, (ii) issuances covered by Sections 7(a) and 7(c) hereof or (iii) an issuance of Common Stock upon exercise or upon conversion of warrants, options or other convertible securities for which an adjustment has already been made pursuant to this Section 7, as to all of which this Section 7(b) does not apply, if the Company closes on the sale or issuance of Common Stock at a price, or issues warrants, options, convertible debt or equity securities with a exercise price per share or conversion price which is less than the Conversion Price then in effect (such lower sales price, conversion or exercise price, as the case may be, being referred to as the “Lower Price”), the Conversion Price in effect from and after the date of such transaction shall be reduced to the Lower Price. For purpose of determining the exercise price of warrants issued by the Company, the price, if any, paid per share for the warrants shall be added to the exercise price of the warrants.

(c) Pro Rata Distributions. If the Company, at any time from and after the Closing Date and as long as the Series A Preferred Stock is outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be determined by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(d) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its subsidiaries. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares and shares owned by subsidiaries, if any) actually issued and outstanding.

(e) Notice to Holders.

(i) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any of this Section 7, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction (as defined in the Purchase Agreement).

(ii) Notices of Other Events. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock or any Fundamental Transaction, (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Series A Preferred Stock, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification or Fundamental Transaction; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

(f) Exempt Issuance. Notwithstanding the foregoing, no adjustment in the Conversion Price will be made in respect of an Exempt Issuance.

(g) Fundamental Transaction. If, at any time while this Series A Preferred Stock is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Series A Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new Statement of Designations with the same terms and conditions and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder’s right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (f)(iv) and insuring that this Series A Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. Notwithstanding the foregoing or any other provisions of this Statement of Designations, in the event that the agreement relating to a Fundamental Transaction provides for the conversion or exchange of the Series A Preferred Stock into equity or debt securities, cash or other consideration and the agreement is approved by the holders of a majority of the. then-outstanding shares of Series A Preferred Stock, then the holders of the Series A Preferred Stock shall have only the rights set forth in such agreement.

Section 8. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at its principal address as reflected in its most recent filing with the Commission. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given when received, and any notice by telecopier shall be effective if confirmation of receipt is given by the party to whom the notice is transmitted.

(b) Lost or Mutilated Preferred Stock Certificate. If a Holder’s Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Company.

(c) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(d) Headings. The headings contained herein are for convenience only, do not constitute a part of this Statement of Designations and shall not be deemed to limit or affect any of the provisions hereof.

(e) Amendment. This Statement of Designations may be amended with the approval of the Company’s board of directors and the consent of the holders of seventy-five percent (75%) of the outstanding shares of Series A Preferred Stock, except that the 4.9% Limitation may not be waived.

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES A PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock indicated below, into shares of common stock, par value $0.001 per share (the “Common Stock”), of China Wind Systems, Inc., a Delaware corporation (the “Company”), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion: ________________________________________
Number of shares of Common Stock owned prior to Conversion: _______________
Number of shares of Series A Preferred Stock to be Converted: ________________
Value of shares of Series A Preferred Stock to be Converted: ____________________
Number of shares of Common Stock to be Issued: ___________________________
Certificate Number of Series A Preferred Stock attached hereto:_________________
Number of Shares of Series A Preferred Stock represented by attached certificate:_________

Number of shares of Series A Preferred Stock subsequent to Conversion: ________________

[HOLDER] By: Name: Title: